EXHIBIT 99.1

PARKWAY COMMERCE CENTER

INDUSTRIAL LEASE AGREEMENT

BETWEEN

PARKWAY COMMERCE CENTER, LLC,

AS LANDLORD

AND

PARAMETRIC SOUND CORPORATION,

AS TENANT

DATED AS OF

May 18, 2012

TABLE OF CONTENTS

1.	Definitions and Basic Provisions	4
2.	Lease Grant	4
3.	Tender of Possession	5
4.	Rent	7
5.	Delinquent Payment; Handling Charges	7
6.	Security Deposit	7
7.	Services; Utilities; Common Areas	8
8.	Alterations; Repairs; Maintenance; Signs	9
9.	Use	14
10.	Assignment and Subletting	15
11.	Insurance; Waivers; Subrogation; Indemnity	17
12.	Subordination; Attornment; Notice to Landlord’s Mortgagee	19
13.	Rules and Regulations	20
14.	Condemnation	20
15.	Fire or Other Casualty	21
16.	Personal Property Taxes	22
17.	Events of Default	22
18.	Remedies	22
19.	Payment by Tenant; Non-Waiver; Cumulative Remedies	24
20.	Intentionally Deleted	25
21.	Surrender of Premises	25
22.	Holding Over	25
23.	Certain Rights Reserved by Landlord	26
24.	Intentionally Deleted	26
25.	Hazardous Materials	26
26.	Miscellaneous	29
27.	USA Patriot Act and Anti-Terrorism Laws	33
28.	Satellite Dish	34
29.	Disclaimer	35

INDUSTRIAL LEASE AGREEMENT

This Industrial Lease Agreement (this “Lease”) is entered into as of May 18, 2012, by and between the Landlord and the Tenant hereinafter named.

BASIC LEASE INFORMATION

Landlord:	Parkway Commerce Center, LLC, a Hawaii limited liability company (“Landlord”)

Tenant:	Parametric Sound Corporation, a Nevada corporation (“Tenant”)

Premises:
Suite Nos. K & L, containing approximately 6,808 square feet, and whose street address is  13771 Danielson Street, Poway, California.

The Premises are outlined on the plan attached to the Lease as Exhibit A.  The term “Project” shall collectively refer to the building in which the Premises are located (the “Building”), the other buildings which comprise the multi-building industrial complex owned by Landlord and commonly known as “Parkway Commerce Center”, which is more particularly shown in the attached Exhibit B, the land on which the Building and the other buildings in the Project are located (the “Land”), and the driveways, associated parking facilities (the “Parking Area”), and similar improvements and easements associated with the foregoing or the operation thereof.

Term:
Approximately thirty-nine (39) months, commencing on the Commencement Date and ending at 5:00 p.m. local time on the last day of the thirty-ninth (39th) full calendar month following the Commencement Date, subject to adjustment and earlier termination as provided in the Lease; provided that the Term may be extended, at Tenant’s option, as specifically provided in Exhibit I attached hereto.

Commencement Date:
The earliest of:  (a) the date on which Tenant occupies any portion of the Premises and begins conducting business therein; (b) the date on which the Work (as defined in Section 3(a)) in the Premises is substantially completed; or (c) the date on which the Work in the Premises would have been substantially completed but for the occurrence of any delays caused by Tenant.

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Base Rent:	Base Rent shall be the following amounts for the following periods of time:

	Lease Months	Monthly Base Rent Per Square Foot	Monthly Base Rent
	1	$0.70	$4,765.60
	2	$0.00*	$0.00*
	3 - 12	$0.70	$4,765.60
	13	$0.00*	$0.00*
	14 - 24	$0.72	$4,932.40
	25	$0.00*	$0.00*
	26 - 36	$0.74	$5,105.03
	37 - 39	$0.776	$5,283.71

As used herein, the term “Lease Month” shall mean each calendar month during the Term (and if the Commencement Date does not occur on the first (1st) day of a calendar month, the period from the Commencement Date to the first (1st) day of the next calendar month shall be included in the first (1st) Lease Month for purposes of determining the duration of the Term and the monthly Base Rent rate applicable for such partial month).
In addition, Tenant shall pay Base Rent in the amount of $2,382.80 per month (prorated for the portion of time in the Early Occupancy Period) for the period commencing on the Access Date (as defined in Section 3(b)) and ending on the date immediately preceding the Commencement Date.

* The abatement of the Base Rent provided for herein is conditioned upon Tenant’s full and timely performance of all of its obligations under this Lease.  If at any time during the Term an uncured Event of Default (as defined in Section 17) by Tenant occurs, then the abatement of Base Rent provided for herein shall immediately become void, and Tenant shall promptly pay to Landlord, in addition to all other amounts due to Landlord under this Lease, the full amount of all Base Rent herein abated (i.e., the amount of $4,765.60 for the 2nd Lease Month, $4,932.40 for the 13th Lease Month and $5,105.03 for the 25th Lease Month).

Security Deposit:	$5,283.71.

Rent:
Base Rent, Additional Rent, Taxes, and Insurance (each as defined in Exhibit C hereto), and all other sums that Tenant may owe to Landlord or otherwise be required to pay under the Lease.  In addition, Tenant shall pay 50% of the amount of Tenant’s Proportionate Share of the Additional Rent, Taxes, and Insurance (prorated for the portion of time in the Early Occupancy Period) for the period commencing on the Access Date and ending on the date immediately preceding the Commencement Date.

Permitted Use:	Office, research and development, manufacturing and distribution, and for no other purpose whatsoever.

Tenant’s Proportionate Share:
4.60%, which is the percentage obtained by dividing (a) the number of square feet in the Premises as stated above by (b) the square feet in the buildings in the Project at the time a respective charge was incurred, which at the time of execution of this Lease is 147,907 square feet.  Landlord and Tenant stipulate that the number of square feet in the Premises and in the Project set forth above is conclusive as to the square footage in existence on the date of this Lease and shall be binding upon them.

Initial Liability Insurance Amount:	$2,000,000

Parking Spaces:
Nineteen (19) non-exclusive, unreserved parking spaces in the Parking Area, subject to such terms, conditions and regulations as are from time to time applicable to patrons of the Parking Area, at no charge to Tenant throughout the Term of the Lease.

Broker:	For Tenant: Hughes Marino For Landlord: CBRE, Inc.

Tenant’s Address:	Prior to Commencement Date: Suite 110, 13125 Danielson Street Poway, CA 92064 Attention: James A. Barnes, CFO Telephone: (888) 477-2150 ext. 3 Facsimile: (888) 639-2150	Following Commencement Date: Suite L, 13771 Danielson Street Poway, CA 92064 Attention: James A. Barnes, CFO Telephone: (888) 477-2150 ext. 3 Facsimile: (888) 639-2150

Landlord’s Address:	For all Notices: Parkway Commerce Center, LLC c/o CBRE, Inc. 4365 Executive Drive, #1600 San Diego, CA 92121 Attention: Property Manager Telephone: (858) 546-4600 Facsimile: (858) 646-4747	With a copy to: Parkway Commerce Center, LLC c/o Invesco Real Estate 500 Three Galleria Tower 13155 Noel Road Dallas, TX 75240 Telephone: (972) 715-7400 Facsimile: (972) 715-5816

The foregoing Basic Lease Information is incorporated into and made a part of this Lease.  If any conflict exists between any Basic Lease Information and the following provisions of the Lease, then such following provisions of the Lease shall control.

LEASE PROVISIONS

1.   Definitions and Basic Provisions.  The definitions and basic provisions set forth in the foregoing Basic Lease Information (the “Basic Lease Information”) are incorporated herein by reference for all purposes.  Additionally, the following terms shall have the following meanings when used in this Lease: “Affiliate” means any person or entity which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the party in question; “Building’s Structure” means the Building’s exterior walls, roof, elevator shafts (if any), footings, foundations, structural portions of load-bearing walls, structural floors and subfloors, and structural columns and beams; “Building’s Systems” means the Premises’ and Building’s heating, ventilation and air conditioning (“HVAC”), life-safety, sprinkler, plumbing, electrical, electromotive and mechanical systems; “Business Day(s)” means Monday through Friday of each week, exclusive of Holidays; “Holidays” means New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and any other nationally or regionally recognized holiday; “including” means including, without limitation; “Laws” means all federal, state, and local laws, ordinances, rules and regulations, all court orders, governmental directives, and governmental orders and all interpretations of the foregoing, and all restrictive covenants affecting the Project, and “Law” shall mean any of the foregoing; “Tenant’s Off-Premises Equipment” means any of Tenant’s equipment or other property that may be located on or about the Project (other than inside the Premises), including the Antenna (as defined in Section 28 below); and “Tenant Party” means any of the following persons:  Tenant; any assignees claiming by, through, or under Tenant; any subtenants claiming by, through, or under Tenant; and any of their respective agents, contractors, employees and invitees.

2.   Lease Grant.  Subject to the terms of this Lease, Landlord leases to Tenant, and Tenant leases from Landlord, the Premises (as defined in the Basic Lease Information).  Tenant, its permitted subtenants and their employees, licensees and guests, shall have access to the Premises at all times, twenty-four (24) hours per day, every day of the year, subject to such after-normal business hour security procedures as Landlord may require.  In addition, Tenant shall have a license to use the grade-level truck door which is part of the Premises (collectively, the “Grade-Level Truck Door”).  Subject to the provisions of this Lease applicable to the Premises, and such rules and regulations as may be promulgated by Landlord from time to time, Tenant and each Tenant Party may use the Grade-Level Truck Door for loading and access to and from the Premises for the Permitted Use set forth in the Basic Lease Information above.  Tenant’s use of the Grade-Level Truck Door shall be at its sole risk.  Except to the extent caused by the gross negligence or willful misconduct of Landlord or its agents, employees or contractors, Landlord shall not be liable for any injury to any person or property, or for any loss or damage to any vehicle or its contents resulting from theft, collision, vandalism or any other cause whatsoever.  Tenant shall cause its personnel and visitors to remove their vehicles from the Grade-Level Truck Door at the end of each Business Day.  Tenant shall be responsible for the cost of maintaining the Grade-Level Truck Door as set forth in Section 8(b)(ii).

3.   Tender of Possession.

(a)   Estimated Delivery Date; Delay in Delivery.  Landlord and Tenant presently anticipate that possession of the Premises will be tendered to Tenant in the condition required by this Lease on or about the date which is fourteen (14) days following the full execution of this Lease by Landlord and Tenant (the “Estimated Delivery Date”).  If Landlord is unable to tender possession of the Premises in such condition to Tenant by the Estimated Delivery Date, then:  (1) the validity of this Lease shall not be affected or impaired thereby; (2) Landlord shall not be in default hereunder or be liable for damages therefor; and (3) Tenant shall accept possession of the Premises when Landlord tenders possession thereof to Tenant.  Prior to tendering possession of the Premises to Tenant, Landlord shall perform the following work in the Premises, at Landlord’s sole cost and expense:  (i) paint the office portion of the Premises using Building-standard paint, and (ii) install new carpeting in the office portion of the Premises using Building-standard carpeting (collectively, the “Work”).  Landlord intends to perform the Work in two phases (each phase will be performed in one of the two suites which constitute the Premises).

(b)   Early Access.  Landlord shall provide Tenant with early access to the Premises on the first Business Day following the full execution of this Lease by Landlord and Tenant (the “Access Date”).  Such early occupancy shall be subject to all of the terms and conditions of this Lease, except that Tenant shall pay:  (A) Base Rent in the amount of $2,382.80 per month, and (B) 50% of the amount of Tenant’s Proportionate Share of the Additional Rent, Taxes, and Insurance, in each case, for the period commencing on the Access Date and ending on the date immediately preceding the Commencement Date (such Rent to be prorated based on the length of the Early Occupancy Period).  Such period of early occupancy shall commence on the Access Date and continue through the date immediately preceding the Commencement Date (the “Early Occupancy Period”).  During the Early Occupancy Period, Tenant may enter the portion of the Premises in which Landlord is not then performing the Work for the purpose of installing telephones, electronic communication equipment, fixtures and furniture, provided that Tenant shall be solely responsible for any of such fixtures, furniture or equipment and for any loss or damage thereto from any cause whatsoever.  Such early access to the Premises and such installation shall be permitted only to the extent that Landlord reasonably determines that such early access and installation activities will not delay the substantial completion of the Work.  Landlord and Tenant shall cooperate in the scheduling of Tenant’s early access to the Premises and of Tenant’s installation activities in an attempt to maximize the benefits to Tenant of this Section 3(b) without interfering with Landlord’s substantial completion of the Work.  The provisions of Section 8(a) below and of Section 11 below shall apply in full during the Early Occupancy Period, and Tenant shall (x) provide certificates of insurance evidencing the existence and amounts of liability insurance carried by Tenant and its agents and contractors, reasonably satisfactory to Landlord, prior to such early entry, and (y) comply with all Laws applicable to such early entry work in the Premises.  Notwithstanding the foregoing, if such early access or installation delays or interferes with Landlord’s performance of the Work, Landlord shall have the right to accelerate the Commencement Date one day for each day of delay caused by Tenant’s early access to the Premises.

(c)   Allowance.  Upon and subject to the terms and conditions of this Section 3(c), Landlord shall reimburse Tenant for the cost of Tenant’s performing its initial tenant improvements in the Premises (the “Tenant’s Work”) [which may be performed at any time during the first twelve (12) Lease Months of the Term]; provided, however, Landlord’s obligation to reimburse Tenant for the Tenant’s Work shall be:  (i) limited to the lesser of (A) actual construction costs incurred by third parties on behalf of Tenant in its construction of the Tenant’s Work; and (B) an amount up to, but not exceeding, $17,020.00 (the “Allowance”); and (ii) conditioned upon Landlord’s receipt of written notice (which notice shall be accompanied by invoices and documentation set forth below) from Tenant that the Tenant’s Work has been completed and accepted by Tenant.  Landlord shall make payment for the Tenant’s Work (limited as described above) within thirty (30) days following Tenant’s delivery to Landlord of:  (x) third-party invoices for costs incurred by Tenant in constructing the Tenant’s Work; (y) evidence that Tenant has paid the invoices for such costs; and (z) final, unconditional lien waivers in the statutory form from any contractor or subcontractor who has constructed any portion of the Tenant’s Work or any materialman who has supplied materials used or incorporated into any portion of the Tenant’s Work.  The Tenant’s Work shall be performed in accordance with all the provisions of the Lease.  All bills for the Tenant’s Work must be submitted on or before May 31, 2013, and Landlord will make no further payments related to the Tenant’s Work with respect to disbursement requests submitted to Landlord after such date.  Landlord shall have no obligation to pay the Allowance at any time that Tenant is in default of its obligations under this Lease.

(d)   Confirmation Letter.  Promptly following the Commencement Date, Tenant shall execute and deliver to Landlord a letter substantially in the form of Exhibit F hereto confirming:  (1) the Commencement Date (as defined in the Basic Lease Information) and the expiration date of the initial Term (as defined in the Basic Lease Information); (2) that Tenant has accepted the Premises; and (3) that Landlord has performed all of its obligations with respect to the Premises (except for punch-list items specified in such letter); however, the failure of the parties to execute such letter shall not defer the Commencement Date or otherwise invalidate this Lease.  Tenant’s failure to execute such document within ten (10) days of receipt thereof from Landlord shall be an Event of Default (as defined in Section 17) under this Lease and shall be deemed to constitute Tenant’s agreement to the contents of such document.

(e)   Premises “AS-IS”.  Tenant acknowledges that:  (i) it has been advised by Landlord, Landlord’s broker and Tenant’s broker to satisfy itself with respect to the condition of the Premises (including, without limitation, the Building’s Systems located therein, and the security and environmental aspects thereof) and the present and future suitability of the Premises for Tenant’s intended use; (ii) Tenant has made such inspection and investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to Tenant’s occupancy of the Premises; and (iii) neither Landlord nor any of Landlord’s agents has made any oral or written representations or warranties with respect to the condition, suitability or fitness of the Premises other than as may be specifically set forth in this Lease.  By occupying the Premises but subject to completion of the Work, Tenant shall be deemed to have accepted the Premises in its then “AS IS” condition, subject to all applicable Laws, and subject to the performance of punch-list items that remain to be performed by Landlord, if any.  Notwithstanding the foregoing, Landlord warrants that for sixty (60) days following the Commencement Date the Building’s Systems serving the Premises are warranted to be in good working order (the “Sixty Day Warranty”).  Landlord shall repair any defective or malfunctioning component of such systems of which Landlord has received written notice from Tenant describing the failure or malfunction within sixty (60) days of the Commencement Date at no cost to Tenant, and in no event shall such cost be considered Additional Rent.  Notwithstanding the foregoing provisions of this Section 3(e) regarding the Sixty Day Warranty, Tenant and Landlord retain their respective obligations for repairs and maintenance expressly set forth in Section 8(b) or any other expressly applicable provisions of the Lease.

4.   Rent.  Tenant shall timely pay to Landlord Rent (as defined in the Basic Lease Information), including the amounts set forth in Exhibit C hereto, without notice, demand, deduction or set-off (except as otherwise expressly provided herein), by good and sufficient check drawn on a national banking association at Landlord’s address provided for in this Lease or as otherwise specified by Landlord and shall be accompanied by all applicable state and local sales or use taxes.  The obligations of Tenant to pay Base Rent (as defined in the Basic Lease Information) and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations.  Base Rent, adjusted as herein provided, shall be payable monthly in advance.  The first (1st) monthly installment of Base Rent shall be payable contemporaneously with the execution of this Lease by Tenant; thereafter, Base Rent shall be payable on the first (1st) day of each month beginning on the first (1st) day of the third (3rd) full calendar month of the Term.  The monthly Base Rent for any partial month at the beginning of the Term shall equal the product of 1/365 (or in the event of a leap year, 1/366) of the annual Base Rent in effect during the partial month and the number of days in the partial month, and shall be due on the Commencement Date.  Payments of Base Rent for any fractional calendar month at the end of the Term shall be similarly prorated.  Tenant shall pay Additional Rent, Taxes and Insurance (each as defined in Exhibit C) at the same time and in the same manner as Base Rent.

5.   Delinquent Payment; Handling Charges.  All past due payments (other than late charges) required of Tenant hereunder shall bear interest from the date due until paid at the lesser of fifteen percent (15%) per annum or the maximum lawful rate of interest (such lesser amount is referred to herein as the “Default Rate”); additionally, Landlord, in addition to all other rights and remedies available to it, may charge Tenant a fee equal to five percent (5%) of the delinquent payment to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant’s delinquency.  Any such late charge and interest payment shall be payable as Additional Rent under this Lease, shall not be considered a waiver by Landlord of any default by Tenant hereunder, and shall be payable immediately on demand.  In no event, however, shall the charges permitted under this Section 5 or elsewhere in this Lease, to the extent they are considered to be interest under applicable Law, exceed the maximum lawful rate of interest.

6.   Security Deposit.  Contemporaneously with the execution of this Lease by Tenant, Tenant shall pay to Landlord the Security Deposit (as defined in the Basic Lease Information), which shall be held by Landlord to secure Tenant’s performance of its obligations under this Lease.  The Security Deposit is not an advance payment of Rent or a measure or limit of Landlord’s damages upon an Event of Default (as defined in Section 17).  Landlord may at Landlord’s discretion, from time to time following an Event of Default and without prejudice to any other remedy, use all or a part of the Security Deposit to perform any obligation Tenant fails to perform hereunder or in connection with Landlord’s remedies under this Lease.  Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount.  Subject to the requirements of, and conditions imposed by, Laws applicable to security deposits under commercial leases, Landlord shall, within the time required by applicable Law, return to Tenant the portion of the Security Deposit remaining after deducting all damages, charges and other amounts permitted by Law.  Landlord and Tenant agree that such deductions shall include, without limitation, all damages and losses that Landlord has suffered or that Landlord reasonably estimates that it will suffer as a result of any breach of this Lease by Tenant.  Tenant hereby waives the protections of Section 1950.7(c) of the California Civil Code, as it may hereafter be amended, or similar laws of like import.  Unless required otherwise by applicable Law, the Security Deposit may be commingled with other funds, and no interest shall be paid thereon.  If Landlord transfers its interest in the Premises, Landlord may assign the Security Deposit to the transferee and, upon such transfer (and the delivery to Tenant of an acknowledgement of the transferee’s responsibility for the Security Deposit if required by Law), Landlord thereafter shall have no further liability for the return of the Security Deposit.

7.   Services; Utilities; Common Areas.

(a)   Services.  Other than Landlord’s maintenance obligations expressly set forth in this Lease, Landlord shall not be obligated to provide any services to Tenant.

(b)   Excess Utility Use.  Tenant shall obtain all water, electricity, sewerage, gas, telephone and other utilities for the Premises directly from the public utility company furnishing same.  Any meters required in connection therewith shall be installed at Tenant’s sole cost.  Tenant shall pay all utility deposits and fees, and all monthly service charges for water, electricity, sewage, gas, telephone and any other utility services furnished to the Premises during the Term of this Lease.  In the event any such utilities are not separately metered on the Commencement Date, then until such time as such services are separately metered, Tenant shall pay Landlord Tenant’s equitable share of the cost of such services, as determined by Landlord.  If for any reason the use of any utility is measured on a meter(s) indicating the usage of Tenant and other tenants of the Building, Tenant and such other tenants shall allocate the cost of such utility amongst themselves and shall each be responsible for the payment of its allocable share.  Landlord shall furnish and install all piping, feeders, risers and other connections necessary to bring utilities to the perimeter walls of the Premises.  The Premises shall be provided with the ability to utilize 400 amps of 277/480 volt, 3-phase power.  Landlord makes no representation as to the electrical capacity being suitable for the Permitted Use (as set forth in the Basic Lease Information).  It shall be the responsibility of Tenant to verify the adequacy of the available power for Tenant’s equipment.  Anything to the contrary notwithstanding, Tenant shall remain obligated for the payment of Tenant’s Proportionate Share (as defined in the Basic Lease Information) of any utilities or services furnished to the Common Areas (as defined in Section 7(c)) pursuant to Exhibit C.  Landlord shall not be liable for any interruption whatsoever, nor shall Tenant be entitled to an abatement or reduction of Rent on account thereof, in utility services.  Tenant shall not install any equipment which exceeds or overloads the capacity of the utility facilities serving the Premises.

(c)   Common Areas.  The term “Common Area” is defined for all purposes of this Lease as that part of the Project intended for the common use of all tenants, including among other facilities (as such may be applicable to the Project), the Parking Area, private streets and alleys, landscaping, curbs, loading areas, sidewalks, malls and promenades (enclosed or otherwise), lighting facilities, drinking fountains, meeting rooms, public toilets, and the like, but excluding:  (i) space in buildings (now or hereafter existing) designated for rental for commercial purposes, as the same may exist from time to time; (ii) streets and alleys maintained by a public authority; (iii) areas within the Project which may from time to time not be owned by Landlord (unless subject to a cross-access agreement benefiting the area which includes the Premises); and (iv) areas leased to a single-purpose user where access is restricted.  In addition, although the roofs of the buildings in the Project are not literally part of the Common Area, it will be deemed to be so included for purposes of:  (1) Landlord’s ability to prescribe rules and regulations regarding same; and (2) its inclusion for purposes of Common Area Maintenance reimbursements.  Landlord reserves the right to change from time to time the dimensions and location of the Common Area, as well as the dimensions, identities, locations and types of any buildings, signs or other improvements in the Project.  For example, and without limiting the generality of the immediately preceding sentence, Landlord may from time to time substitute for the Parking Area other areas reasonably accessible to the tenants of the Project, which areas may be elevated, surface or underground.  Tenant, and its employees and customers, and when duly authorized pursuant to the provisions of this Lease, its subtenants, licensees and concessionaires, shall have the non-exclusive right to use the Common Area (excluding roofs) as constituted from time to time, such use to be in common with Landlord, other tenants in the Project, and other persons permitted by Landlord to use the same, and subject to rights of governmental authorities, easements, other restrictions of record, and such reasonable rules and regulations governing use as Landlord may from time to time prescribe.  For example, and without limiting the generality of Landlord’s ability to establish rules and regulations governing all aspects of the Common Area, Tenant agrees as follows:

(i)   Landlord may from time to time designate specific areas within the Project, or in reasonable proximity thereto in which automobiles owned by Tenant, its employees, subtenants, licensees, and concessionaires shall be parked; and in this regard, Tenant shall furnish to Landlord upon request a complete list of license numbers of all automobiles operated by Tenant, its employees, its subtenants, its licensees or its concessionaires, or their employees; and Tenant agrees that if any automobile or other vehicle owned by Tenant or any of its employees, its subtenants, its licensees or its concessionaires, or their employees, shall at any time be parked in any part of the Project, other than the specified areas designated for employee parking, Landlord may have such vehicle towed at the cost of the owner of same.  Tenant may only park vehicles no larger than full-size passenger automobiles or pick-up trucks/sports utility vehicles, unless Tenant shall have first obtained Landlord’s written consent thereto.  Subject to Section 26(v) below, Landlord shall not be responsible for enforcing Tenant’s parking rights against any third parties.

(ii)   Tenant shall not solicit business within the Common Area nor take any action which would interfere with the rights of other persons to use the Common Area.

(iii)   Landlord may temporarily close any part of the Common Area for such periods of time as may be necessary to make repairs or alterations or to prevent the public from obtaining prescriptive rights.

(iv)   With regard to the roofs of the buildings in the Project, use of the roofs is reserved to Landlord, or with regard to any tenant demonstrating to Landlord’s satisfaction a need to use same, to such tenant after receiving prior written consent from Landlord.

8.   Alterations; Repairs; Maintenance; Signs.

(a)   Alterations.  Tenant shall not make any alterations, additions or improvements to the Premises (collectively, the “Alterations”) without the prior written consent of Landlord, except for the installation of unattached, movable trade fixtures which may be installed without drilling, cutting or otherwise defacing the Premises.  Tenant shall furnish complete plans and specifications to Landlord for its approval at the time Tenant requests Landlord’s consent to any Alterations if the desired Alterations:  (i) may affect the Building’s Systems or Building’s Structure; (ii) will require the filing of plans and specifications with any governmental or quasi-governmental agency or authority; (iii) will cost in excess of Ten Thousand Dollars ($10,000.00); or (iv) will require a building permit or similar governmental approval to undertake.  Subsequent to obtaining Landlord’s consent and prior to commencement of the Alterations, Tenant shall deliver to Landlord any building permit required by applicable Law and a copy of the executed construction contract(s).  Tenant shall reimburse Landlord within ten (10) days after the rendition of a bill for all of Landlord’s actual out-of-pocket costs incurred in connection with any Alterations, including all management, engineering, outside consulting, and construction fees incurred by or on behalf of Landlord for the review and approval of Tenant’s plans and specifications and for the monitoring of construction of the Alterations.  If Landlord consents to the making of any Alteration, such Alteration shall be made by Tenant at Tenant’s sole cost and expense (subject to reimbursement from the Allowance pursuant to the terms of Section 3(c) above) by a contractor approved in writing by Landlord, such approval not to be unreasonably withheld.  Tenant shall require its contractor to maintain insurance in such amounts and in such form as Landlord may reasonably require.  Without Landlord’s prior written consent, Tenant shall not use any portion of the Common Areas either within or without the Project, in connection with the making of any Alterations.  If the Alterations which Tenant causes to be constructed result in Landlord being required to make any alterations and/or improvements to other portions of the Project, in order to comply with any applicable Laws, then Tenant shall reimburse Landlord upon demand for all costs and expenses incurred by Landlord in making such alterations and/or improvements.  Any Alterations made by Tenant shall become the property of Landlord upon installation and shall remain on and be surrendered with the Premises upon the expiration or sooner termination of this Lease, unless Landlord requires the removal of such Alterations.  If Landlord requires the removal of such Alterations, Tenant shall at its sole cost and expense, forthwith and with all due diligence (but in any event not later than the expiration date or earlier termination of the Lease), remove all or any portion of any Alterations made by Tenant which are designated by Landlord to be removed (including without limitation stairs, bank vaults and cabling, if applicable) and repair and restore the Premises in a good and workmanlike manner to their original condition, reasonable wear and tear excepted.  All construction work done by Tenant within the Premises shall be performed in a good and workmanlike manner with new materials of first-class quality, lien-free and in compliance with all Laws, and in such manner as to cause a minimum of interference with other construction in progress and with the transaction of business in the Project.  Tenant agrees to indemnify, defend and hold Landlord harmless against any loss, liability or damage resulting from such work, and Tenant shall, if requested by Landlord, furnish a bond or other security satisfactory to Landlord against any such loss, liability or damage.  The foregoing indemnity shall survive the expiration or earlier termination of this Lease.  Landlord’s consent to or approval of any Alterations (or the plans therefor) shall not constitute a representation or warranty by Landlord, nor Landlord’s acceptance, that the same comply with sound architectural and/or engineering practices or with all applicable Laws, and Tenant shall be solely responsible for ensuring all such compliance.  All voice, data, video, audio and other low voltage control transport system cabling and/or cable bundles installed in the Building by Tenant or its contractor shall be (A) plenum rated and/or have a composition make-up suited for its environmental use in accordance with NFPA 70/National Electrical Code; (B) labeled every 3 meters with Tenant’s name and origination and destination points; (C) installed in accordance with all EIA/TIA standards and the National Electric Code; and (D) installed and routed in accordance with a routing plan showing “as built” or “as installed” configurations of cable pathways, outlet identification numbers, locations of all wall, ceiling and floor penetrations, riser cable routing and conduit routing (if applicable), and such other information as Landlord may request.  The routing plan shall be available to Landlord and its agents at the Building upon request.

(b)   Repairs; Maintenance.

(i)   By Landlord.  Landlord shall, subject to reimbursement under Exhibit C, keep the Building’s Structure (except plate glass; windows, doors and other exterior openings; window and door frames, molding, closure devices, locks and hardware; special store fronts; signs, placards, decorations or other advertising media of any type; and interior painting or other treatment of exterior walls), the Building’s Systems serving the Common Areas, and the roof of the Premises in good repair.  Landlord, however, shall not be required to make any repairs occasioned by the act or negligence of Tenant, its agents, contractors, employees, subtenants, invitees, customers, licensees and concessionaires (including, but not limited to, roof leaks resulting from Tenant’s installation of air conditioning equipment or any other roof penetration or placement); and the provisions of the previous sentence are expressly recognized to be subject to the casualty and condemnation provisions of this Lease.  In addition, Landlord shall, at Tenant’s cost and expense, enter into a regularly scheduled preventive maintenance/service and repair contract with a maintenance contractor for servicing all HVAC systems and equipment serving the Premises.  Notwithstanding the foregoing, if the HVAC needs to be replaced sooner than it would otherwise be required to be replaced due to Tenant’s excessive use of such HVAC or due to Tenant’s negligence or willful misconduct, then Tenant shall be responsible at its sole cost and expense for replacing such HVAC component(s).  Except as set forth in the preceding sentence, Landlord shall be solely responsible for the cost of replacing the HVAC (or any constituent components thereof) when such replacement becomes necessary.  Tenant shall reimburse Landlord for Tenant’s Proportionate Share (as defined in the Basic Lease Information) of the cost for such maintenance/service and repair contract concurrently with Tenant’s payment of Common Area Maintenance Costs (as defined in Exhibit C).  In the event that the Premises should become in need of repairs required to be made by Landlord hereunder, Tenant shall give immediate written notice thereof to Landlord and Landlord shall have a reasonable time after receipt by Landlord of such written notice in which to make such repairs.  Landlord shall not be liable to Tenant for any interruption of Tenant’s business or inconvenience caused due to any work performed in the Premises or in the Project pursuant to Landlord’s rights and obligations under the Lease.  In addition, Landlord shall maintain the Common Areas of the Project, subject to reimbursement as set forth in Exhibit C.  To the extent allowed by law, Tenant waives the right to make repairs at Landlord’s expense under Sections 1941 and 1942 of the California Civil Code, and the right to terminate the Lease under Section 1932(1) of the California Civil Code, and any other laws, statutes or ordinances now or hereafter in effect of like import.

(ii)   By Tenant.  Tenant shall, at its sole cost and expense, promptly perform all maintenance and repairs to the Premises that are not Landlord’s express responsibility under this Lease, and shall keep the Premises in good condition and repair, ordinary wear and tear excepted.  Tenant’s repair obligations include, without limitation, repairs to:  (1) the Building’s Systems exclusively serving the Premises (subject to the terms of Section 8(b)(i)); (2) Tenant’s equipment and fixtures; (3) Tenant’s signs, placards, decorations or other advertising media of any type; (4) interior painting or other treatment of exterior walls; (5) plate glass, windows, doors and other exterior openings including replacement of cracked or broken glass; (6) window and door frames, molding, closure devices, locks and hardware; (7) special store fronts, if any; and (8) the Grade-Level Truck Door in good, clean and habitable condition.  In addition, Tenant shall, at its sole cost and expense, keep the same free of dirt, rubbish, insects, rodents, vermin and other pests.  Without limiting the coverage of the previous sentences, it is understood that Tenant’s responsibilities therein include the repair and replacement in accordance with all applicable Laws of the Building’s Systems exclusively serving the Premises and Tenant’s equipment and fixtures, and also includes all utility repairs in ducts, conduits, pipes and wiring, and any sewer stoppage located in, under or above the Premises, regardless of when or how the defect or other cause for repair or replacement occurred or became apparent.  At the expiration of this Lease, Tenant shall surrender the Premises in good condition, excepting reasonable wear and tear and losses required to be restored by Landlord.  All personal property of Tenant, including goods, wares, merchandise, inventory, trade fixtures and other personal property of Tenant, shall be stored at the sole risk of Tenant.  Except for loss or damage resulting from the gross negligence or willful misconduct of Landlord or its employees, contractors or agents, Landlord or its agents shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Project or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other places resulting from dampness or any other cause whatsoever, or from the act or negligence of any other tenant or any officer, agent, employee, contractor or guest of any such tenant.  It is generally understood that mold spores are present essentially everywhere and that mold can grow in most any moist location.  Emphasis is properly placed on prevention of moisture and on good housekeeping and ventilation practices.  Tenant acknowledges the necessity of housekeeping, ventilation and moisture control (especially in kitchens, janitor’s closets, bathrooms, break rooms and around outside walls) for mold prevention.  Without limiting the generality of the foregoing, Tenant shall adopt and implement the following guidelines:  (A) report any maintenance problems involving water, moist conditions or mold to the property manager for the Project (the “Property Manager”) promptly and conduct its required activities in a manner that prevents unusual moisture conditions or mold growth; (B) do not block or inhibit the flow of return or make-up air into the HVAC system; (C) maintain the Premises at a consistent temperature and humidity level in accordance with the Property Manager’s instructions; (D) regularly conduct janitorial activities, especially in bathrooms, kitchens and janitorial spaces, to remove mildew and prevent or correct moist conditions; and (E) maintain water in all drain taps at all times.  In signing this Lease, Tenant has first inspected the Premises and certifies that it has not observed mold, mildew or moisture within the Premises.  Tenant agrees to immediately notify Landlord if it observes mold/mildew and/or moisture conditions (from any source, including leaks), and allow Landlord to evaluate and make recommendations and/or take appropriate corrective action.  Except to the extent caused by Landlord’s gross negligence or willful misconduct, Tenant relieves Landlord from any liability for any bodily injury or damages to property caused by or associated with moisture or the growth of or occurrence of mold or mildew on the Premises.  In addition, execution of this Lease constitutes acknowledgement by Tenant that control of moisture and mold prevention are integral to its Lease obligations.

(iii)   Performance of Work.  All work described in this Section 8 shall be performed only by contractors and subcontractors approved in writing by Landlord, such approval not to be unreasonably withheld.  Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage against such risks, in such amounts, and with such companies as Landlord may reasonably require, but in no event less than:  (i) Commercial General Liability insurance on an occurrence basis in amounts not less than $2,000,000 ($1,000,000 of which may be in excess umbrella coverage) naming Landlord, the Property Manager and Invesco Advisers, Inc. (“Invesco”) as additional insureds; (ii) workers’ compensation insurance in amounts required by statute; and (iii) Business Automobile Liability insurance on an occurrence basis in amounts not less than $1,000,000.  Tenant shall provide Landlord with insurance certificates for such contractors and subcontractors prior to commencement of any work.  Tenant shall provide Landlord with the identities, mailing addresses and telephone numbers of all persons performing work or supplying materials prior to beginning such construction and Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable Laws.  All such work shall be performed in accordance with all Laws and in a good and workmanlike manner so as not to damage the Building (including the Premises, the Building’s Structure and the Building’s Systems).  All such work which may affect the Building’s Structure or the Building’s Systems, at Landlord’s election, must be performed by Landlord’s usual contractor for such work or a contractor approved by Landlord.  All work affecting the roof of the Building must be performed by Landlord’s roofing contractor or a contractor approved by Landlord and no such work will be permitted if it would void or reduce the warranty on the roof.

(c)   Mechanic’s Liens.  All work performed, materials furnished, or obligations incurred by or at the request of a Tenant Party shall be deemed authorized and ordered by Tenant only, and Tenant shall not permit any mechanic’s liens to be filed against the Premises, or the Project in connection therewith.  Upon completion of any such work, Tenant shall deliver to Landlord final lien waivers from all contractors, subcontractors and materialmen who performed such work.  If such a lien is filed, then Tenant shall, within ten (10) days after Landlord has delivered notice of the filing thereof to Tenant (or such earlier time period as may be necessary to prevent the forfeiture of the Premises, Project or any interest of Landlord therein or the imposition of a civil or criminal fine with respect thereto), either:  (1) pay the amount of the lien and cause the lien to be released of record; or (2) diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord.  If Tenant fails to timely take either such action, then Landlord may pay the lien claim, and any amounts so paid, including expenses and interest, shall be paid by Tenant to Landlord within ten (10) days after Landlord has invoiced Tenant therefor.  Landlord and Tenant acknowledge and agree that their relationship is and shall be solely that of “landlord-tenant” (thereby excluding a relationship of “owner-contractor,” “owner-agent” or other similar relationships).  Accordingly, all materialmen, contractors, artisans, mechanics, laborers and any other persons now or hereafter contracting with Tenant, any contractor or subcontractor of Tenant or any other Tenant Party for the furnishing of any labor, services, materials, supplies or equipment with respect to any portion of the Premises, at any time from the date hereof until the end of the Term, are hereby charged with notice that they look exclusively to Tenant to obtain payment for same.  Nothing herein shall be deemed a consent by Landlord to any liens being placed upon the Premises, Project or Landlord’s interest therein due to any work performed by or for Tenant or deemed to give any contractor or subcontractor or materialman any right or interest in any funds held by Landlord to reimburse Tenant for any portion of the cost of such work.  Tenant shall indemnify, defend and hold harmless Landlord, its Property Manager, Invesco, any subsidiary or affiliate of the foregoing, and their respective officers, directors, shareholders, partners, employees, managers, contractors, attorneys and agents (collectively, the “Indemnitees”) from and against all claims, demands, causes of action, suits, judgments, damages and expenses (including attorneys’ fees) in any way arising from or relating to the failure by any Tenant Party to pay for any work performed, materials furnished, or obligations incurred by or at the request of a Tenant Party.  The foregoing indemnity shall survive termination or expiration of this Lease.

(d)   Signs.  Landlord shall, at Landlord’s cost, provide Tenant with Building-standard suite identification.  Tenant shall not place or permit to be placed any signs upon:  (i) the roof of the Building; or (ii) the Common Areas; or (iii) any area visible from the exterior area of the Premises without Landlord’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed provided any proposed sign is placed only in those locations as may be designated by Landlord, and complies with the sign criteria attached hereto as Exhibit D.  Upon request of Landlord, Tenant shall immediately remove any sign, advertising material or lettering which Tenant has placed or permitted to be placed upon the exterior or interior surface of any door or window or at any point inside the Premises, or the exterior of the Building, if required in connection with any cleaning, maintenance or repairs to the Building or which in Landlord’s reasonable opinion, is of such a nature as to not be in keeping with the standards of the Project and if Tenant fails to do so, Landlord may without liability remove the same at Tenant’s expense.  Tenant shall comply with the sign criteria attached hereto as Exhibit D, as such criteria  may from time to time be modified by Landlord.  Tenant, upon vacation of the Premises, or the removal or alteration of its sign for any reason, shall be responsible for the repair, painting or replacement of the Building fascia surface or other portion of the Building where signs are attached.  If Tenant fails to do so, Landlord may have the sign removed and the cost of removal plus fifteen percent (15%) as an administrative fee shall be payable by Tenant within ten (10) days of invoice.

(e)   Monument Signage.  During the initial Term, Tenant shall have the non-exclusive right to place its name on the existing monument sign for the Project (the “Signage”).  The Signage shall be installed and maintained at Tenant’s sole cost and expense throughout the Term.  The rights of Tenant under this paragraph:  (i) are personal to Parametric Sound Corporation and may not be assigned to any other party, including without limitation any assignee or subtenant; (ii) are terminable by Landlord following any default not cured within applicable cure periods; and (iii) are terminable by Landlord if Tenant reduces the size of the Premises, notwithstanding the consent of Landlord thereto.  The location, size, material and design of the Signage shall be subject to the prior written approval of Landlord, and Tenant shall be responsible for compliance with Laws.  Upon the expiration or earlier termination of this Lease or the termination of Tenant’s sign rights as set forth herein, Tenant shall remove the Signage, at Tenant’s sole cost and expense, and restore the monument sign to its condition immediately prior to the installation of the Signage, reasonable wear and tear excepted.  If Tenant fails to timely remove the Signage, then the Signage shall conclusively be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without further notice to Tenant or any other person and without obligation to account therefor.  Tenant shall reimburse Landlord for all reasonable costs incurred by Landlord in connection therewith plus fifteen percent (15%) as an administrative fee within thirty (30) days of Landlord’s invoice.  The provisions of this paragraph shall survive the expiration or earlier termination of the Lease.

(f)   Building-Top Signage.  So long as Tenant is not in default under this Lease and subject to Tenant’s compliance with:  (i) applicable Laws, (ii) Landlord’s signage criteria, (iii) Landlord’s approval as to size and location, and (iv) Tenant’s compliance with the terms of Section 8(d) and this Section 8(f), Tenant shall be permitted to install its standard corporate signage on top of the Building (the “Building-Top Signage”).  Tenant shall be solely responsible for installing, insuring, maintaining, repairing and removing the Building-Top Signage.  The right to the Building-Top Signage is personal to Parametric Sound Corporation and shall not be assignable to any other party.  If the Building-Top Signage is not installed by the last day of the eighteenth (18th) full calendar month following the Commencement Date, then Tenant shall have no further right to install such signage.  At any time that Tenant does not occupy at least 6,808 square feet of the Premises, then Tenant shall no longer have the right to such Building-Top Signage and Tenant shall remove such signage within thirty (30) days following written notice from Landlord requiring such removal.  Tenant, upon vacation of the Premises, or the removal or alteration of the Building-Top Signage for any reason, shall be responsible for the repair, painting or replacement of the Building roof or other portion of the Building where signs are attached.  If Tenant fails to do so, Landlord may have the Building-Top Signage removed and the cost of removal plus fifteen percent (15%) as an administrative fee shall be payable by Tenant within thirty (30) days of invoice.  Tenant shall reimburse Landlord for all reasonable costs incurred by Landlord in connection therewith plus fifteen percent (15%) as an administrative fee within thirty (30) days of Landlord’s invoice.  The provisions of this paragraph shall survive the expiration or earlier termination of the Lease.

9.   Use.  Tenant shall continuously occupy and use the Premises only for the Permitted Use (as set forth in the Basic Lease Information) and shall comply with all Laws relating to the use, condition, access to, and occupancy of the Premises and will not commit waste, overload the Building’s Structure or the Building’s Systems or subject the Premises to any use that would damage the Premises.  Without limiting the generality of the foregoing, Tenant shall comply with all easements, covenants, conditions and restrictions, and similar instruments, together with any and all amendments thereto made from time to time, and each of which has been or is hereafter recorded in the Official Records of the county in which the Building is located.  Tenant, at its sole cost and expense, shall obtain and keep in effect during the term, all permits, licenses, and other authorizations necessary to permit Tenant to use and occupy the Premises for the Permitted Use in accordance with applicable Law.  The population density within the Premises as a whole shall at no time exceed one person for each five hundred (500) square feet in the Premises.  Notwithstanding anything in this Lease to the contrary, as between Landlord and Tenant:  (a) Tenant shall bear the risk of complying with Title III of the Americans With Disabilities Act of 1990, any state laws governing handicapped access or architectural barriers, and all rules, regulations, and guidelines promulgated under such laws, as amended from time to time (the “Disabilities Acts”) in the Premises; and (b) Landlord shall bear the risk of complying with the Disabilities Acts in the Common Areas (subject to reimbursement as set forth in Exhibit C), other than compliance that is necessitated by the use of the Premises for other than the Permitted Use or as a result of any alterations or additions made by Tenant (which risk and responsibility shall be borne by Tenant).  The Premises shall not be used for any purpose which creates strong, unusual, or offensive odors, fumes, dust or vapors; which is associated with indecent or pornographic matters; or which involves political or moral issues (such as abortion issues).  Moreover, the Premises shall not be used for any purpose which emits vibrations, noise or sounds that are objectionable due to intermittence, beat, frequency, shrillness, or loudness.  Without limiting the foregoing, if any other tenant or occupant of the Project reasonably complains about noise emanating from the Premises, Tenant shall immediately cease such noise and shall be responsible, at Tenant’s sole cost and expense, for soundproofing the Premises to prevent the emission of such excessive noise.  Tenant shall conduct its business and control each other Tenant Party so as not to create any nuisance or unreasonably interfere with other tenants or Landlord in its management of the Building.  Tenant shall store all trash and garbage within the Premises or in a trash dumpster or similar container approved by Landlord as to type, location and screening; and Tenant shall arrange for the regular pick-up of such trash and garbage at Tenant’s expense (unless Landlord finds it necessary to furnish such a service, in which event Tenant shall be charged an equitable portion of the total of the charges to all tenants using the service).  Receiving and delivery of goods and merchandise and removal of garbage and trash shall be made only in the manner and areas prescribed by Landlord.  Tenant shall not operate an incinerator or burn trash or garbage within the Project.  Tenant shall not knowingly conduct or permit to be conducted in the Premises any activity, or place any equipment in or about the Premises or the Building, which will invalidate the insurance coverage in effect or increase the rate of fire insurance or other insurance on the Premises or the Building.  If any invalidation of coverage or increase in the rate of fire insurance or other insurance occurs or is threatened by any insurance company due to activity conducted from the Premises, or any act or omission by Tenant, or its agents, employees, representatives, or contractors, such statement or threat shall be conclusive evidence that the increase in such rate is due to such act of Tenant or the contents or equipment in or about the Premises, and, as a result thereof, Tenant shall be liable for such increase and such increase shall be considered Additional Rent payable with the next monthly installment of Base Rent due under this Lease, and Landlord’s acceptance of such amounts shall not waive any of Landlord’s other rights.  In no event shall Tenant introduce or permit to be kept on the Premises or brought into the Building any dangerous, noxious, radioactive or explosive substance.

10.   Assignment and Subletting.

(a)   Transfers.  Tenant shall not, without the prior written consent of Landlord:  (1) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law; (2) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization; (3) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant; (4) sublet any portion of the Premises; (5) grant any license, concession, or other right of occupancy of any portion of the Premises; or (6) permit the use of the Premises by any parties other than Tenant (any of the events listed in Section 10(a)(1) through Section 10(a)(6) being a “Transfer”).

(b)   Consent Standards.  Landlord shall not unreasonably withhold its consent to any assignment or subletting of the Premises, provided that Tenant is not then in default under the Lease and the proposed transferee:  (1) is creditworthy as reasonably determined by Landlord exercising its commercially reasonable business judgment; (2) has a good reputation in the business community as reasonably determined by Landlord exercising its commercially reasonable business judgment; (3) will use the Premises for the Permitted Use and will not use the Premises in any manner that would conflict with any exclusive use agreement or other similar agreement entered into by Landlord with any other tenant of the Project; (4) will not use the Premises or the Project in a manner that would materially increase the pedestrian or vehicular traffic to the Premises or the Project; (5) is not a governmental entity, or subdivision or agency thereof; (6) is not another occupant of Project; and (7) is not a person or entity with whom Landlord is then, or has been within the six-month period prior to the time Tenant seeks to enter into such assignment or subletting, negotiating to lease space in the Project, or any Affiliate of any such person or entity (all of the foregoing Section 10(b)(1) through Section 10(b)(7) being deemed reasonable bases for withholding consent).

(c)   Request for Consent.  If Tenant requests Landlord’s consent to a Transfer, then, at least thirty (30) days prior to the effective date of the proposed Transfer, Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed pertinent documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information (including general references) sufficient for Landlord to determine whether the proposed transferee is “creditworthy” under Section 10(b)(1) and whether such transferee has a good reputation in the business community under Section 10(b)(2).  Concurrently with Tenant’s notice of any request for consent to a Transfer, Tenant shall pay to Landlord a fee of $500 to defray Landlord’s expenses in reviewing such request, and Tenant shall also reimburse Landlord immediately upon request for its reasonable attorneys’ fees incurred in connection with considering any request for consent to a Transfer, such attorneys’ fees not to exceed $1,500 in each instance.

(d)   Conditions to Consent.  If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes Tenant’s obligations hereunder; however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer for the period of the Transfer.  No Transfer shall release Tenant from its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor.  Landlord’s consent to any Transfer shall not be deemed consent to any subsequent Transfers.  If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Rent.  Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so following the occurrence of an Event of Default hereunder.  In all events, it is understood and agreed that all rents paid to Tenant by an assignee or subtenant shall be received by Tenant in trust for Landlord and shall be forwarded to Landlord without offset or reduction of any kind.  Tenant shall pay for the cost of any demising walls or other improvements necessitated by a proposed subletting or assignment (provided that the foregoing shall not waive any approval right that Landlord may have with respect to such improvements pursuant to another provision of this Lease).

(e)   Attornment by Subtenants.  Each sublease by Tenant hereunder shall be subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and each subtenant by entering into a sublease is deemed to have agreed that in the event of termination, re-entry or dispossession by Landlord under this Lease, Landlord may, at its option, either terminate the sublease or take over all of the right, title and interest of Tenant, as sublandlord, under such sublease, and such subtenant shall, at Landlord’s option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not be:  (1) liable for any previous act or omission of Tenant under such sublease; (2) subject to any counterclaim, offset or defense that such subtenant might have against Tenant; (3) bound by any previous modification of such sublease or by any rent or additional rent or advance rent which such subtenant might have paid for more than the current month to Tenant, and all such rent shall remain due and owing, notwithstanding such advance payment; (4) bound by any security or advance rental deposit made by such subtenant which is not delivered or paid over to Landlord and with respect to which such subtenant shall look solely to Tenant for refund or reimbursement; or (5) obligated to perform any work in the subleased space or to prepare it for occupancy, and in connection with such attornment, the subtenant shall execute and deliver to Landlord any instruments Landlord may reasonably request to evidence and confirm such attornment.  Each subtenant or licensee of Tenant shall be deemed, automatically upon and as a condition of its occupying or using the Premises or any part thereof, to have agreed to be bound by the terms and conditions set forth in this Section 10(e).  The provisions of this Section 10(e) shall be self-operative, and no further instrument shall be required to give effect to this provision.

(f)   Cancellation.  Landlord may, within thirty (30) days after submission of Tenant’s written request for Landlord’s consent to an assignment or subletting, cancel this Lease as to the portion of the Premises proposed to be sublet or assigned as of the date the proposed Transfer is to be effective.  If Landlord cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises, Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer, and Rent shall be reduced proportionately based on the remaining square footage in the Premises.  Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant.

(g)   Additional Compensation. Tenant shall pay to Landlord, immediately upon receipt thereof, the excess of all compensation received by Tenant for a Transfer over the Rent allocable to the portion of the Premises covered thereby, after deducting the following costs and expenses for such Transfer (which costs will be amortized over the term of the sublease or assignment pursuant to sound accounting principles and deducted monthly from such excess):  (1) brokerage commissions (not to exceed commissions typically paid in the market at the time of such Transfer) and reasonable attorneys’ fees; and (2) the actual costs paid in making any improvements or substitutions in the Premises required by any Transfer.

(h)   Waiver.  Tenant hereby waives any suretyship defenses it may now or hereafter have to an action brought by Landlord including those contained in Sections 2787 through 2856, inclusive, 2899 and 3433 of the California Civil Code, as now or hereafter amended, or similar laws of like import.

11.   Insurance; Waivers; Subrogation; Indemnity.

(a)   Tenant’s Insurance.  Effective as of the earlier of:  (1) the date Tenant enters or occupies the Premises; or (2) the Commencement Date, and continuing throughout the Term, Tenant shall maintain the following insurance policies:  (A) commercial general liability insurance of not less than $2,000,000 per occurrence, with an annual aggregate limit of not less than $4,000,000, or, following the expiration of the initial Term, such other amounts as Landlord may from time to time reasonably require (and, if the use and occupancy of the Premises include any activity or matter that is or may be excluded from coverage under a commercial general liability policy [e.g., the sale, service or consumption of alcoholic beverages], Tenant shall obtain such endorsements to the commercial general liability policy or otherwise obtain insurance to insure all liability arising from such activity or matter [including liquor liability, if applicable] in such amounts as Landlord may reasonably require), insuring Tenant, Landlord, Landlord’s Property Manager and Invesco against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises and (without implying any consent by Landlord to the installation thereof) the installation, operation, maintenance, repair or removal of Tenant’s Off-Premises Equipment with an additional insured endorsement in form CG 20 26 11 85 (or another equivalent form approved in writing by Landlord); (B) Automobile Liability covering any owned, non-owned, leased, rented or borrowed vehicles of Tenant with limits no less than $1,000,000 combined single limit for property damage and bodily injury; (C) All Risk Property insurance covering the full value of all Alterations and improvements and betterments in the Premises, naming Landlord and Landlord’s Mortgagee (as defined in Section 12(a)) as additional loss payees as their interests may appear; (D) All Risk Property insurance covering the full value of all furniture, trade fixtures and personal property (including property of Tenant or others) in the Premises or otherwise placed in the Project by or on behalf of a Tenant Party (including Tenant’s Off-Premises Equipment) it being understood that no lack or inadequacy of insurance by Tenant shall in any event make Landlord subject to any claim by virtue of any theft of or loss or damage to any uninsured or inadequately insured property; (E) contractual liability insurance sufficient to cover Tenant’s indemnity obligations hereunder (but only if such contractual liability insurance is not already included in Tenant’s commercial general liability insurance policy); (F) worker’s compensation insurance in amounts not less than statutorily required, and Employers’ Liability insurance with limits of not less than $1,000,000; (G) business interruption insurance in an amount that will reimburse Tenant for direct or indirect loss of earnings attributable to all perils insured against under Section 11(a)(C) or attributable to the prevention of access to the Building or the Premises; (H) in the event Tenant performs any alterations or repairs in, on, or to the Premises, Builder’s Risk Insurance on an All Risk basis (including collapse) on a completed value (non-reporting) form, or by endorsement including such coverage pursuant to Section 11(a)(C) hereinabove, for full replacement value covering all work incorporated in the Building and all materials and equipment in or about the Premises; (I) an umbrella liability policy or excess liability policy having a limit of not less than Five Million Dollars ($5,000,000), which policy shall be in “following form” and shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance; and (J) such other insurance or any changes or endorsements to the insurance required herein, including increased limits of coverage, as Landlord, or any mortgagee or lessor of Landlord, may reasonably require from time to time.  Tenant’s insurance shall provide primary coverage to Landlord and shall not require contribution by any insurance maintained by Landlord, when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance Landlord’s policy will be excess over Tenant’s policy.  Tenant shall furnish to Landlord certificates of such insurance, with an additional insured endorsement in form CG 20 26 11 85 (or another equivalent form approved in writing by Landlord), and such other evidence satisfactory to Landlord of the maintenance of all insurance coverages required hereunder at least ten (10) days prior to the earlier of the Commencement Date or the date Tenant enters or occupies the Premises, and at least fifteen (15) days prior to each renewal of said insurance, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least thirty (30) days before cancellation or a material change of any such insurance policies.  All such insurance policies shall be in form, and issued by companies licensed to do business in the State of California and with a Best’s rating of A:VII or better, reasonably satisfactory to Landlord.  If Tenant fails to comply with the foregoing insurance requirements or to deliver to Landlord the certificates or evidence of coverage required herein, Landlord, in addition to any other remedy available pursuant to this Lease or otherwise, may, but shall not be obligated to, obtain such insurance and Tenant shall pay to Landlord on demand the premium costs thereof, plus an administrative fee of fifteen percent (15%) of such cost.  It is expressly understood and agreed that the foregoing minimum limits of insurance coverage shall not limit the liability of Tenant for its acts or omissions as provided in this Lease.

(b)   Landlord’s Insurance.  Throughout the Term of this Lease, Landlord shall maintain, as a minimum, the following insurance policies:  (1) property insurance for the Building’s replacement value (excluding property required to be insured by Tenant), less a commercially-reasonable deductible if Landlord so chooses; and (2) commercial general liability insurance in an amount of not less than $3,000,000.  Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem necessary.  Tenant shall pay its Proportionate Share of the cost of all insurance carried by Landlord with respect to the Project as set forth on Exhibit C.  The foregoing insurance policies and any other insurance carried by Landlord shall be for the sole benefit of Landlord and under Landlord’s sole control, and Tenant shall have no right or claim to any proceeds thereof or any other rights thereunder.

(c)   No Subrogation.  Landlord and Tenant each waives any claim it might have against the other for any damage to or theft, destruction, loss, or loss of use of any property, to the extent the same is insured against under any insurance policy that covers the Building, the Premises, Landlord’s or Tenant’s fixtures, personal property, leasehold improvements, or business, or is required to be insured against under the terms hereof, regardless of whether the negligence of the other party caused such Loss (defined below).  Landlord and Tenant each hereby waive any right of subrogation and right of recovery or cause of action for injury including death or disease to respective employees of either as covered by worker’s compensation (or which would have been covered if Tenant or Landlord as the case may be, was carrying the insurance as required by this Lease).  Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier’s rights of recovery under subrogation or otherwise against the other party.

(d)   Indemnity.  Subject to Section 11(c), Tenant shall indemnify, defend and hold harmless Landlord and the Indemnitees from and against all claims, demands, liabilities, causes of action, suits, judgments, damages, and expenses (including attorneys’ fees) and all losses and damages arising from:  (1) any injury to or death of any person or the damage to or theft, destruction, loss, or loss of use of any property or inconvenience (a “Loss”) arising from any occurrence in the Premises, the use of the Common Areas by any Tenant Party, or the installation, operation, maintenance, repair or removal of any of Tenant’s Off-Premises Equipment; (2) the Antenna Installation (as defined in Section 28 below) and/or Tenant’s use of the Antenna; or (3) Tenant’s failure to perform its obligations under this Lease.  The indemnities set forth in this Section 11(d) shall survive termination or expiration of this Lease and shall not terminate or be waived, diminished or affected in any manner by any abatement or apportionment of Rent under any provision of this Lease.  If any proceeding is filed for which indemnity is required hereunder, Tenant agrees, upon request therefor, to defend Landlord in such proceeding at its sole cost utilizing counsel satisfactory to Landlord in its sole discretion.

12.   Subordination; Attornment; Notice to Landlord’s Mortgagee.

(a)   Subordination.  This Lease shall be subject and subordinate to any deed of trust, mortgage, or other security instrument (each, as renewed, modified and/or extended from time to time, a “Mortgage”), or any ground lease, master lease, or primary lease (each, as renewed, modified and/or extended from time to time, a “Primary Lease”), that now or hereafter covers all or any part of the Premises (the mortgagee under any such Mortgage, beneficiary under any such deed of trust, or the lessor under any such Primary Lease is referred to herein as a “Landlord’s Mortgagee”).  Any Landlord’s Mortgagee may elect at any time, unilaterally, to make this Lease superior to its Mortgage, Primary Lease, or other interest in the Premises by so notifying Tenant in writing.  The provisions of this Section shall be self-operative and no further instrument of subordination shall be required; however, in confirmation of such subordination, Tenant shall execute and return to Landlord (or such other party designated by Landlord) within ten (10) days after written request therefor such documentation, in recordable form if required, as a Landlord’s Mortgagee may reasonably request to evidence the subordination of this Lease to such Landlord’s Mortgagee’s Mortgage or Primary Lease (including a subordination, non-disturbance and attornment agreement) or, if the Landlord’s Mortgagee so elects, the subordination of such Landlord’s Mortgagee’s Mortgage or Primary Lease to this Lease.

(b)   Attornment.  Tenant shall attorn to any party succeeding to Landlord’s interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party’s request, and shall execute such agreements confirming such attornment as such party may reasonably request.

(c)   Notice to Landlord’s Mortgagee.  Tenant shall not seek to enforce any remedy it may have for any default on the part of Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord’s Mortgagee whose address has been given to Tenant, and affording such Landlord’s Mortgagee a reasonable opportunity to perform Landlord’s obligations hereunder.

(d)   Landlord’s Mortgagee’s Protection Provisions. If Landlord’s Mortgagee shall succeed to the interest of Landlord under this Lease, Landlord’s Mortgagee shall not be:  (1) liable for any act or omission of any prior lessor (including Landlord); (2) bound by any rent or additional rent or advance rent which Tenant might have paid for more than one (1) month in advance to any prior lessor (including Landlord), and all such rent shall remain due and owing, notwithstanding such advance payment; (3) bound by any security or advance rental deposit made by Tenant which is not delivered or paid over to Landlord’s Mortgagee and with respect to which Tenant shall look solely to Landlord for refund or reimbursement; (4) bound by any termination, amendment or modification of this Lease made without Landlord’s Mortgagee’s consent and written approval, except for those terminations, amendments and modifications permitted to be made by Landlord without Landlord’s Mortgagee’s consent pursuant to the terms of the loan documents between Landlord and Landlord’s Mortgagee; (5) subject to the defenses which Tenant might have against any prior lessor (including Landlord); and (6) subject to the offsets which Tenant might have against any prior lessor (including Landlord) except for those offset rights which (A) are expressly provided in this Lease, (B) relate to periods of time following the acquisition of the Building by Landlord’s Mortgagee, and (C) Tenant has provided written notice to Landlord’s Mortgagee and provided Landlord’s Mortgagee a reasonable opportunity to cure the event giving rise to such offset event.  Landlord’s Mortgagee shall have no liability or responsibility under or pursuant to the terms of this Lease or otherwise after it ceases to own an interest in the Building.  Nothing in this Lease shall be construed to require Landlord’s Mortgagee to see to the application of the proceeds of any loan, and Tenant’s agreements set forth herein shall not be impaired on account of any modification of the documents evidencing and securing any loan.

13.   Rules and Regulations.  Tenant shall comply with the rules and regulations of the Building which are attached hereto as Exhibit E.  Landlord may, from time to time, change such rules and regulations for the safety, care, or cleanliness of the Building and related facilities, provided that such changes are applicable to all tenants of the Building, will not unreasonably interfere with Tenant’s use of the Premises and are enforced by Landlord in a non-discriminatory manner.  Tenant shall be responsible for the compliance with such rules and regulations by each Tenant Party.

14.   Condemnation.

(a)   Total Taking.  If the entire Building or Premises are taken by right of eminent domain or conveyed in lieu thereof (a “Taking”), this Lease shall terminate as of the date of the Taking.

(b)   Partial Taking - Tenant’s Rights.  If any part of the Building becomes subject to a Taking and such Taking will prevent Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking for a period of more than one hundred eighty (180) days, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within thirty (30) days after the Taking, and Rent shall be apportioned as of the date of such Taking.  If Tenant does not terminate this Lease, then Rent shall be abated on a reasonable basis as to that portion of the Premises rendered untenantable by the Taking.

(c)   Partial Taking - Landlord’s Rights. If any material portion, but less than all, of the Building becomes subject to a Taking, or if Landlord is required to pay any of the proceeds arising from a Taking to a Landlord’s Mortgagee, then Landlord may terminate this Lease by delivering written notice thereof to Tenant within thirty (30) days after such Taking, and Rent shall be apportioned as of the date of such Taking.  If Landlord does not so terminate this Lease, then this Lease will continue, but if any portion of the Premises has been taken, Rent shall abate as provided in the last sentence of Section 14(b).

(d)   Award.  If any Taking occurs, then Landlord shall receive the entire award or other compensation for the Land, the Building, and other improvements taken; however, Tenant may separately pursue a claim (to the extent it will not reduce Landlord’s award) against the condemnor for the value of Tenant’s personal property which Tenant is entitled to remove under this Lease, moving costs, loss of business, and other claims it may have.

(e)   Repair.  If the Lease is not terminated, Landlord shall proceed with reasonable diligence to restore the remaining part of the Premises and the Building substantially to their former condition to the extent feasible to constitute a complete and tenantable Premises and Building; provided, however, that Landlord shall only be required to reconstruct building standard leasehold improvements existing in the Premises as of the date of the Taking, and Tenant shall be required to pay the cost for restoring any other leasehold improvements.  In no event shall Landlord be required to spend more than the condemnation proceeds received by Landlord for such repair.

(f)   Waiver.  The rights contained in this Section 14 shall be Tenant’s sole and exclusive remedy in the event of a taking or condemnation.  Landlord and Tenant each waives the provisions of Section 1265.130 and 1265.150 of the California Code of Civil Procedure and the provisions of any successor or other law of like import.

15.   Fire or Other Casualty.

(a)   Repair Estimate.  If the Premises or the Building are damaged by fire or other casualty (a “Casualty”), Landlord shall use good faith efforts to deliver to Tenant within sixty (60) days after such Casualty a good faith estimate (the “Damage Notice”) of the time needed to repair the damage caused by such Casualty.

(b)   Tenant’s Rights.  If a material portion of the Premises is damaged by Casualty such that Tenant is prevented from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Casualty and Landlord estimates that the damage caused thereby cannot be repaired within one hundred eighty (180) days after the commencement of repairs (the “Repair Period”), then Tenant may terminate this Lease by delivering written notice to Landlord of its election to terminate within thirty (30) days after the Damage Notice has been delivered to Tenant.

(c)   Landlord’s Rights.  If a Casualty damages the Premises or a material portion of the Building and:  (1) Landlord estimates that the damage to the Premises cannot be repaired within the Repair Period; (2) the damage to the Premises exceeds fifty percent (50%) of the replacement cost thereof (excluding foundations and footings), as estimated by Landlord, and such damage occurs during the last two (2) years of the Term; (3) regardless of the extent of damage to the Premises, Landlord makes a good faith determination that restoring the Building would be uneconomical; or (4) Landlord is required to pay any insurance proceeds arising out of the Casualty to a Landlord’s Mortgagee, then Landlord may terminate this Lease by giving written notice of its election to terminate within thirty (30) days after the Damage Notice has been delivered to Tenant.

(d)   Repair Obligation.  If neither party elects to terminate this Lease following a Casualty, then Landlord shall, within a reasonable time after such Casualty, begin to repair the Premises and shall proceed with reasonable diligence to restore the Premises to substantially the same condition as they existed immediately before such Casualty; however, other than building standard leasehold improvements Landlord shall not be required to repair or replace any Alterations or betterments within the Premises (which shall be promptly and with due diligence repaired and restored by Tenant at Tenant’s sole cost and expense) or any furniture, equipment, trade fixtures or personal property of Tenant or others in the Premises or the Building, and Landlord’s obligation to repair or restore the Premises shall be limited to the extent of the insurance proceeds actually received by Landlord for the Casualty in question.  If this Lease is terminated under the provisions of this Section 15, Landlord shall be entitled to the full proceeds of the insurance policies providing coverage for all Alterations, improvements and betterments in the Premises (and, if Tenant has failed to maintain insurance on such items as required by this Lease, Tenant shall pay Landlord an amount equal to the proceeds Landlord would have received had Tenant maintained insurance on such items as required by this Lease).

(e)   Abatement of Rent.  If the Premises are damaged by Casualty, Rent for the portion of the Premises rendered untenantable by the damage shall be abated on a reasonable basis from the date of damage until the completion of Landlord’s repairs (or until the date of termination of this Lease by Landlord or Tenant as provided above, as the case may be), unless a Tenant Party caused such damage, in which case, Tenant shall continue to pay Rent without abatement.

(f)   Waiver.  The rights contained in this Section 15 shall be Tenant’s sole and exclusive remedy in the event of a Casualty.  Tenant hereby waives the provisions of Sections 1932(2) and 1933(4) of the California Civil Code and the provisions of any successor or other law of like import.

16.   Personal Property Taxes.  Tenant shall be liable for all taxes levied or assessed against personal property, furniture, or fixtures placed by Tenant in the Premises or in or on the Building or Project.  If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord’s property and Landlord elects to pay the same, or if the assessed value of Landlord’s property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, within thirty (30) days following written request therefor, the part of such taxes for which Tenant is primarily liable hereunder.

17.   Events of Default.  Each of the following occurrences shall be an “Event of Default”:

(a)   Payment Default.  Tenant’s failure to pay Rent within five (5) calendar days after the same is due;

(b)   Abandonment.  Tenant abandons the Premises or any substantial portion thereof, or fails to continuously operate its business in the Premises, abandonment being defined as Tenant’s vacation of the Premises for a period of fourteen (14) or more consecutive days and failure to meet one (1) or more lease obligations;

(c)   Estoppel/Financial Statement/Commencement Date Letter.  Tenant fails to provide:  (i) any estoppel certificate after Landlord’s written request therefor pursuant to Section 26(e); (ii) any financial statement after Landlord’s written request therefor pursuant to Section 26(q); or (iii) the Confirmation of Commencement Date in the form of Exhibit F as required by Section 3, and such failure shall continue for five (5) calendar days after Landlord’s second (2nd) written notice thereof to Tenant;

(d)   Insurance.  Tenant fails to procure, maintain and deliver to Landlord evidence of the insurance policies and coverages as required under Section 11(a);

(e)   Mechanic’s Liens.  Tenant fails to pay and release of record, or diligently contest and bond around, any mechanic’s lien filed against the Premises or the Project for any work performed, materials furnished, or obligation incurred by or at the request of Tenant, within the time and in the manner required by Section 8(c);

(f)   Other Defaults.  Tenant’s failure to perform, comply with, or observe any other agreement or obligation of Tenant under this Lease and the continuance of such failure for a period of thirty (30) calendar days or more after Landlord has delivered to Tenant written notice thereof, which notice shall be in lieu of, and not in addition to, any notice required under Section 1161 et seq. of the California Code of Civil Procedure; and

(g)   Insolvency.  The filing of a petition by or against Tenant (the term “Tenant” shall include, for the purpose of this Section 17(g), any guarantor of Tenant’s obligations hereunder):  (1) in any bankruptcy or other insolvency proceeding; (2) seeking any relief under any state or federal debtor relief law; (3) for the appointment of a liquidator or receiver for all or substantially all of Tenant’s property or for Tenant’s interest in this Lease; or (4) for the reorganization or modification of Tenant’s capital structure; however, if such a petition is filed against Tenant, then such filing shall not be an Event of Default unless Tenant fails to have the proceedings initiated by such petition dismissed within sixty (60) calendar days after the filing thereof.

18.   Remedies.  Upon any Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder or by law or equity, take any one or more of the following actions:

(a)   Termination of Lease.  Terminate this Lease by giving Tenant written notice thereof, in which event Tenant shall immediately surrender the Premises to Landlord.  In the event that Landlord shall elect to so terminate this Lease, then Landlord may recover from Tenant:

(i)   The worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus

(ii)   The worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such Rent loss Tenant proves reasonably could have been avoided; plus

(iii)   The worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such Rent loss that Tenant proves reasonably could be avoided; plus

(iv)   Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which in the ordinary course would be likely to result therefrom, including all amounts due under Section 19(a); plus

(v)   At Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable California law.

As used in subparagraphs (i) and (ii) above, the “worth at the time of award” is computed by allowing interest at the Default Rate.  As used in subparagraph (iii) above, the “worth at the time of award” is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

Forbearance by Landlord to enforce one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to constitute a waiver of such default.  Tenant hereby waives for Tenant and for all those claiming under Tenant all rights now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant’s right of occupancy of the Premises after any termination of this Lease.

(b)   Termination of Possession.  Terminate Tenant’s right to possess the Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord:  (1) all Rent and other amounts accrued hereunder to the date of termination of possession; (2) all amounts due from time to time under Section 19(a); and (3) all Rent and other net sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period, after deducting all costs incurred by Landlord in reletting the Premises.  Any sums due under the foregoing Section 18(b)(3) shall be calculated and due monthly.  If Landlord elects to proceed under this Section 18(b), Landlord may remove all of Tenant’s property from the Premises and store the same in a public warehouse or elsewhere at the cost of, and for the account of, Tenant, without becoming liable for any loss or damage which may be occasioned thereby.  If and to the extent required by applicable Law, Landlord shall use commercially reasonable efforts to relet the Premises on such terms as Landlord in its sole discretion may determine (including a term different from the Term, rental concessions, and alterations to, and improvement of, the Premises); however, Landlord shall not be obligated to expend funds in connection with reletting the Premises, nor to relet the Premises before leasing other portions of the Building or the Project, and Landlord shall not be obligated to accept any prospective tenant proposed by Tenant unless such proposed tenant meets all of Landlord’s leasing criteria.  Landlord shall not be liable for, nor shall Tenant’s obligations hereunder be diminished because of, Landlord’s failure to relet the Premises or to collect rent due for such reletting.  Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder.  Reentry by Landlord in the Premises shall not affect Tenant’s obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring an action against Tenant to collect amounts due by Tenant, without the necessity of Landlord’s waiting until the expiration of the Term.  Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to dispossess or exclude Tenant from the Premises shall be deemed to be taken under this Section 18(b).  If Landlord elects to proceed under this Section 18(b), it may at any time elect to terminate this Lease under Section 18(a);

(c)   Continue Lease in Effect.  In addition to all other rights and remedies provided Landlord in this Lease and by Law, Landlord shall have the remedy described in California Civil Code Section 1951.4 (Landlord may continue the Lease in effect after Tenant’s breach and abandonment and recover Rents as they become due if Tenant has the right to sublet or assign the Lease, subject to reasonable limitations);

(d)   Perform Acts on Behalf of Tenant.  Perform any act Tenant is obligated to perform under the terms of this Lease (and enter upon the Premises in connection therewith if necessary) in Tenant’s name and on Tenant’s behalf, without being liable for any claim for damages therefor, and Tenant shall reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant’s obligations under this Lease (including, but not limited to, collection costs and legal expenses), plus interest thereon at the Default Rate; or

(e)   Alteration of Locks.  Additionally, with or without notice, and to the extent permitted by Law, Landlord may alter locks or other access control devices at the Premises to deprive Tenant of access thereto, and Landlord shall not be required to provide a new key or right of access to Tenant.

(f)   Attorneys’ Fees.  If either Landlord or Tenant brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, or appeal thereon, shall be entitled to its reasonable attorneys’ fees and court costs to be paid by the losing party as fixed by the court in the same or separate suit, and whether or not such action is pursued to decision or judgment.  The attorneys’ fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys’ fees and court costs reasonably incurred.  Landlord shall be entitled to reasonable attorneys’ fees and all other costs and expenses incurred in the preparation and service of notices of default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such default.

19.   Payment by Tenant; Non-Waiver; Cumulative Remedies.

(a)   Payment by Tenant.  Upon any Event of Default, Tenant shall pay to Landlord all costs incurred by Landlord (including court costs and reasonable attorneys’ fees and expenses) in:  (1) obtaining possession of the Premises; (2) removing and storing Tenant’s or any other occupant’s property; (3) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant; (4) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting); (5) performing Tenant’s obligations which Tenant failed to perform; and (6) enforcing, or advising Landlord of, its rights, remedies, and recourses arising out of the Event of Default.  To the full extent permitted by Law, Landlord and Tenant agree the federal and state courts of the state in which the Premises are located shall have exclusive jurisdiction over any matter relating to or arising from this Lease and the parties’ rights and obligations under this Lease.

(b)   No Waiver.  Landlord’s acceptance of Rent following an Event of Default shall not waive Landlord’s rights regarding such Event of Default.  No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord’s rights regarding any future violation of such term.  Landlord’s acceptance of any partial payment of Rent shall not waive Landlord’s rights with regard to the remaining portion of the Rent that is due, regardless of any endorsement or other statement on any instrument delivered in payment of Rent or any writing delivered in connection therewith; accordingly, Landlord’s acceptance of a partial payment of Rent shall not constitute an accord and satisfaction of the full amount of the Rent that is due.

(c)   Cumulative Remedies.  Any and all remedies set forth in this Lease:  (1) shall be in addition to any and all other remedies Landlord may have at law or in equity; (2) shall be cumulative; and (3) may be pursued successively or concurrently as Landlord may elect.  The exercise of any remedy by Landlord shall not be deemed an election of remedies or preclude Landlord from exercising any other remedies in the future.

(d)   No Designation.  To the extent allowed by Law, if Tenant is in arrears in payment of Rent, Tenant waives its right, if any, to designate the items to which any payments made by Tenant are to be credited, and Landlord may apply any payments made by Tenant to such items as Landlord sees fit, irrespective of any designation or request by Tenant as to the items to which any such payments shall be credited.

(e)   No Counterclaims.  To the extent allowed by Law, Tenant shall not interpose any counterclaim (other than a compulsory counterclaim) in any summary proceeding commenced by Landlord to recover possession of the Premises and shall not seek to consolidate such proceeding with any action which may have been or will be brought by Tenant or any other person or entity; provided, however, nothing herein shall prevent Tenant from bringing a separate legal action against Landlord.

20.   Intentionally Deleted.

21.   Surrender of Premises.  No act by Landlord shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord.  At the expiration or termination of this Lease, Tenant shall (i) deliver the Premises to Landlord with all improvements located therein in good repair and condition, free of Hazardous Materials placed on the Premises during the Term, broom-clean, reasonable wear and tear (and condemnation and Casualty damage, as to which Section 14 and Section 15 shall control) excepted, (ii) remove any Alterations installed in the Premises in accordance with the provisions of Section 8(a) above, and (iii) deliver to Landlord all keys to the Premises.  Provided that Tenant has performed all of its obligations hereunder, Tenant may remove all unattached trade fixtures, furniture and personal property placed in the Premises or elsewhere in the Building by Tenant (but Tenant may not remove any such item which was paid for, in whole or in part, by Landlord or any wiring or cabling unless Landlord requires such removal).  Additionally, at Landlord’s option, Tenant shall (not later than the expiration date or earlier termination of the Lease) remove such trade fixtures, personal property, equipment, wiring, conduits, cabling and furniture (including Tenant’s Off-Premises Equipment) as Landlord may request.  Tenant shall repair all damage caused by such removal.  All items not so removed shall, at Landlord’s option, be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord at Tenant’s cost without notice to Tenant and without any obligation to account for such items.  The provisions of this Section 21 shall survive the expiration or earlier termination of the Lease.

22.   Holding Over.  If Tenant fails to vacate the Premises at the end of the Term, then Tenant shall be a tenant at sufferance and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over:  (a) Tenant shall pay, in addition to the other Rent, Base Rent equal to the greater of:  (1) two hundred percent (200%) of the Base Rent payable during the last month of the Term, or (2) one hundred fifty percent (150%) of the prevailing rental rate in the Building for similar space; and (b) Tenant shall otherwise continue to be subject to all of Tenant’s obligations under this Lease.  The provisions of this Section 22 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at Law.  If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys’ fees) and liability resulting from such failure, including any claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom.  Notwithstanding the foregoing, if Tenant holds over with Landlord’s express written consent, then Tenant shall be a month-to-month tenant and Tenant shall pay, in addition to the other Rent, Base Rent equal to one hundred twenty-five percent (125%) of the Base Rent payable during the last month of the Term.

23.   Certain Rights Reserved by Landlord.  Landlord shall have the following rights:

(a)   Building Operations.  To decorate, to perform maintenance and repairs, and to make inspections, alterations, additions, changes or improvements, whether structural or otherwise, in and about the Project or any part thereof; to enter upon the Premises (after giving Tenant reasonable notice thereof, which may be oral notice, except in cases of real or apparent emergency, in which case no notice shall be required) and, during the continuance of any such work, to temporarily close doors, entryways, public space and corridors in the Building; to interrupt or temporarily suspend Building services and facilities; to change the name of the Building; and to change the arrangement and location of entrances or passageways, doors, and doorways, corridors, elevators, stairs, restrooms or other public parts of the Building;

(b)   Access Control.  To take such reasonable access control measures as Landlord deems advisable (provided, however, that any such access control measures are for Landlord’s own protection, and Tenant acknowledges that Landlord is not a guarantor of the security or safety of any Tenant Party and that all such security matters are the responsibility of Tenant); including evacuating the Building for cause, suspected cause, or for drill purposes; temporarily denying access to the Building; and (if the Building is multi-tenant) closing the Building after normal business hours and on Sundays and Holidays, subject, however, to Tenant’s right to enter when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time;

(c)   Prospective Purchasers and Lenders.  To enter the Premises upon not less than twenty-four (24) hours notice (which notice may be written or oral) to show the Premises to prospective purchasers or lenders; and

(d)   Prospective Tenants.  At any time during the last twelve (12) months of the Term (or earlier if Tenant has notified Landlord in writing that it does not desire to renew the Term) or at any time following the occurrence of an Event of Default, to enter the Premises upon not less than twenty-four (24) hours notice (which notice may be written or oral) to show the Premises to prospective tenants.

(e)   Premises Access.  Landlord shall retain a key for all of the doors for the Premises, excluding Tenant’s vaults, safes and files. Landlord shall have the right to use any and all means to open the doors to the Premises in an emergency in order to obtain entry thereto without liability to Tenant therefor. Any entry to the Premises by Landlord by any of the foregoing means, or otherwise, shall not be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises, or an eviction, partial eviction or constructive eviction of Tenant from the Premises or any portion thereof, and shall not relieve Tenant of its obligations hereunder.

24.   Intentionally Deleted.

25.   Hazardous Materials.

(a)   Hazardous Materials Certificate.  Prior to executing this Lease, Tenant has delivered to Landlord Tenant’s executed initial Hazardous Materials Disclosure Certificate (the “Initial HazMat Certificate”), a copy of which is attached hereto as Exhibit H.  Tenant covenants, represents and warrants to Landlord that the information in the Initial HazMat Certificate is true and correct and accurately describes the use(s) of Hazardous Materials (as defined in Section 25(j) hereof) which will be made and/or used on the Premises by Tenant.  Tenant shall, commencing with the date which is one (1) year from the Commencement Date and continuing every year thereafter, deliver to Landlord, an executed Hazardous Materials Disclosure Certificate (the “HazMat Certificate”) describing Tenant’s then present use of Hazardous Materials on the Premises, and any other reasonably necessary documents as requested by Landlord.  The HazMat Certificates required hereunder shall be substantially in the form attached hereto as Exhibit H.

(b)   Compliance with Environmental Laws.  During the Term of this Lease, Tenant shall comply with all Environmental Laws and Environmental Permits (each as defined in Section 25(j) below) applicable to the operation or use of the Premises, will cause all other persons occupying or using the Premises to comply with all such Environmental Laws and Environmental Permits, will immediately pay or cause to be paid all costs and expenses incurred by reason of such compliance, and will obtain and renew all Environmental Permits required for operation or use of the Premises.

(c)   No Generation.  Tenant shall not generate, use, treat, store, handle, release or dispose of, or permit the generation, use, treatment, storage, handling, release or disposal of Hazardous Materials on the Premises or the Project, or transport or permit the transportation of Hazardous Materials to or from the Premises or the Project except for limited quantities of household cleaning products and office supplies used or stored at the Premises and required in connection with the routine operation and maintenance of the Premises, and used and stored in compliance with all applicable Environmental Laws and Environmental Permits.

(d)   Environmental Assessment.  At any time and from time to time during the Term of this Lease, Landlord may perform, at Tenant’s sole cost and expense, an environmental site assessment report concerning the Premises, prepared by an environmental consulting firm chosen by Landlord, indicating the presence or absence of Hazardous Materials caused or permitted by Tenant and the potential cost of any compliance, removal or remedial action in connection with any such Hazardous Materials on the Premises.  Tenant shall grant and hereby grants to Landlord and its agents access to the Premises and specifically grants Landlord an irrevocable non-exclusive license to undertake such an assessment; and the cost of such assessment shall be immediately due and payable within thirty (30) days of receipt of an invoice therefor.

(e)   Environmental Claims.  Tenant will immediately advise Landlord in writing of any of the following:  (1) any pending or threatened Environmental Claim (as defined in Section 25(j) below) against Tenant relating to the Premises or the Project; (2) any condition or occurrence on the Premises or the Project that (a) results in noncompliance by Tenant with any applicable Environmental Law, or (b) could reasonably be anticipated to form the basis of an Environmental Claim against Tenant or Landlord or the Premises; (3) any condition or occurrence on the Premises or any property adjoining the Premises that could reasonably be anticipated to cause the Premises to be subject to any restrictions on the ownership, occupancy, use or transferability of the Premises under any Environmental Law; and (4) the actual or anticipated taking of any removal or remedial action by Tenant in response to the actual or alleged presence of any Hazardous Material on the Premises or the Project.  All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and Tenant’s response thereto.  In addition, Tenant will provide Landlord with copies of all communications regarding the Premises with any governmental agency relating to Environmental Laws, all such communications with any person relating to Environmental Claims, and such detailed reports of any such Environmental Claim as may reasonably be requested by Landlord.

(f)   No Change in Use.  Tenant will not change or permit to be changed the present use of the Premises.

(g)   Indemnity.  Tenant agrees to indemnify, defend and hold harmless the Indemnitees from and against all obligations (including removal and remedial actions), losses, claims, suits, judgments, liabilities, penalties, damages (including consequential and punitive damages), costs and expenses (including reasonable attorneys’ and consultants’ fees and expenses) of any kind or nature whatsoever that may at any time be incurred by, imposed on or asserted against such Indemnitees directly or indirectly based on, or arising or resulting from (a) the actual or alleged presence of Hazardous Materials on the Project which is caused or permitted by Tenant or a Tenant Party and (b) any Environmental Claim relating in any way to Tenant’s operation or use of the Premises (the “Hazardous Materials Indemnified Matters”).  The provisions of this Section 25 shall survive the expiration or sooner termination of this Lease.

(h)   Payment on Indemnified Matters.  To the extent that the undertaking in the preceding paragraph may be unenforceable because it is violative of any law or public policy, Tenant will contribute the maximum portion that it is permitted to pay and satisfy under applicable Law to the payment and satisfaction of all Hazardous Materials Indemnified Matters incurred by the Indemnitees.

(i)   Interest.  All sums paid and costs incurred by Landlord with respect to any Hazardous Materials Indemnified Matter shall bear interest at the Default Rate from the date so paid or incurred until reimbursed by Tenant, and all such sums and costs shall be immediately due and payable on demand.

(j)   Definitions.  (a) “Hazardous Materials” means (i) petroleum or petroleum products, natural or synthetic gas, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, and radon gas; (ii) any substances defined as or included in the definition of “hazardous substances,” “hazardous wastes,” “hazardous materials,” “extremely hazardous wastes,” “restricted hazardous wastes,” “toxic substances,” “toxic pollutants,” “contaminants” or “pollutants,” or words of similar import, under any applicable Environmental Law; and (iii) any other substance exposure which is regulated by any governmental authority; (b) “Environmental Law” means any federal, state or local statute, law, rule, regulation, ordinance, code, policy or rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or Hazardous Materials, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. §§ 9601 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. §§ 6901 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. §§ 1801 et seq.; the Clean Water Act, 33 U.S.C. §§ 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. §§ 2601 et seq.; the Clean Air Act, 42 U.S.C. §§ 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. §§ 300f et seq.; the Atomic Energy Act, 42 U.S.C. §§ 2011 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. §§ 136 et seq.; the Occupational Safety and Health Act, 29 U.S.C. §§ 651 et seq.; (c) “Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations, proceedings, consent orders or consent agreements relating in any way to any Environmental Law or any Environmental Permit, including without limitation (i) any and all Environmental Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (ii) any and all Environmental Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment; and (d) “Environmental Permits” means all permits, approvals, identification numbers, licenses and other authorizations required under any applicable Environmental Law.

26.   Miscellaneous.

(a)   Landlord Transfer.  Landlord may transfer any portion of the Building and any of its rights under this Lease.  If Landlord assigns its rights under this Lease, then Landlord shall thereby be released from any further obligations hereunder arising after the date of transfer, provided that the assignee assumes Landlord’s obligations hereunder in writing.

(b)   Landlord’s Liability.  The liability of Landlord (and its partners, shareholders or members) to Tenant (or any person or entity claiming by, through or under Tenant) for any default by Landlord under the terms of this Lease or any matter relating to or arising out of the occupancy or use of the Premises and/or other areas of the Building or the Project shall be limited to Tenant’s actual direct, but not consequential (or other speculative), damages therefor and shall be recoverable only from the interest of Landlord in the Building, and Landlord (and its partners, shareholders or members) shall not be personally liable for any deficiency.  Additionally, to the extent allowed by Law, Tenant hereby waives any statutory lien it may have against Landlord or its assets, including without limitation, the Building.

(c)   Force Majeure.  Other than for Tenant’s obligations under this Lease that can be performed by the payment of money (e.g., payment of Rent and maintenance of insurance), whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, acts of terrorism, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party.

(d)   Brokerage.  Neither Landlord nor Tenant has dealt with any broker or agent in connection with the negotiation or execution of this Lease, other than as set forth in the Basic Lease Information.  Landlord shall pay a broker commission to Landlord’s broker pursuant to a separate written agreement.  Tenant shall indemnify, defend and hold Landlord harmless from and against all costs, expenses, attorneys’ fees, liens and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under Tenant.  Landlord shall indemnify, defend and hold Tenant harmless from and against all costs, expenses, attorneys’ fees, liens and other liability for commissions or other compensation claimed by any broker or agent not listed in the Basic Lease Information and claiming the same by, through, or under Landlord.  The foregoing indemnities shall survive the expiration or earlier termination of the Lease.

(e)   Estoppel Certificates.  From time to time, Tenant shall furnish to any party designated by Landlord, within ten (10) days after Landlord has made a request therefor, a certificate signed by Tenant confirming and containing such factual certifications and representations as to this Lease as Landlord may reasonably request.  Unless otherwise required by Landlord’s Mortgagee or a prospective purchaser or mortgagee of the Building, the initial form of estoppel certificate to be signed by Tenant is attached hereto as Exhibit G.

(f)   Notices. All notices and other communications given pursuant to this Lease shall be in writing and shall be:  (1) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified in the Basic Lease Information; (2) hand delivered to the intended addressee; (3) sent by a nationally recognized overnight courier service; or (4) sent by facsimile transmission during normal business hours followed by a copy of such notice sent in another manner permitted hereunder.  All notices shall be effective upon the earlier to occur of actual receipt, one (1) Business Day following deposit with a nationally recognized overnight courier service, or three (3) days following deposit in the United States mail.  The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

(g)   Separability.  If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

(h)   Amendments; Binding Effect.  This Lease may not be amended except by instrument in writing signed by Landlord and Tenant.  No provision of this Lease shall be deemed to have been waived by either party hereto unless such waiver is in writing signed by such party, and no custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of either party to insist upon the performance by the other party hereto in strict accordance with the terms hereof.  The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided.  This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord’s Mortgagee, no third party shall be deemed a third party beneficiary hereof.

(i)   Quiet Enjoyment.  Provided Tenant has performed all of its obligations hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, but not otherwise, subject to the terms and conditions of this Lease.

(j)   No Merger.  There shall be no merger of the leasehold estate hereby created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

(k)   No Offer.  The submission of this Lease to Tenant shall not be construed as an offer, and Tenant shall not have any rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.

(l)   Entire Agreement.  This Lease constitutes the entire agreement between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto.  Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection therewith.  The normal rule of construction that any ambiguities be resolved against the drafting party shall not apply to the interpretation of this Lease or any exhibits or amendments hereto.

(m)   Waiver of Jury Trial.  IN GRAFTON PARTNERS L.P. V. SUPERIOR COURT, 36 CAL.4TH 944 (2005), THE CALIFORNIA SUPREME COURT RULED THAT CONTRACTUAL, PRE-DISPUTE JURY TRIAL WAIVERS ARE UNENFORCEABLE.  THE PARTIES, HOWEVER, ANTICIPATE THAT THE CALIFORNIA LEGISLATURE MAY ENACT LEGISLATION TO PERMIT SUCH WAIVERS IN CERTAIN CASES.  IN ANTICIPATION OF SUCH LEGISLATION, LANDLORD AND TENANT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE, AS OF THE EFFECTIVE DATE OF SUCH LEGISLATION AND TO THE EXTENT PERMITTED BY APPLICABLE REQUIREMENTS, THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LEASE OR ANY DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF EITHER PARTY ARISING OUT OF OR RELATED IN ANY MANNER WITH THE PREMISES (INCLUDING WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS LEASE OR ANY CLAIMS OR DEFENSES ASSERTING THAT THIS LEASE WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE).  THIS WAIVER IS A MATERIAL INDUCEMENT FOR LANDLORD TO ENTER INTO AND ACCEPT THIS LEASE.  LANDLORD AND TENANT AGREE TO TAKE ALL FURTHER ACTION REQUIRED TO EFFECTUATE THEIR WAIVER UNDER SUCH LEGISLATION, INCLUDING EXECUTING ADDITIONAL DOCUMENTS SATISFYING ALL REQUIREMENTS THEREOF.  Landlord and Tenant agree and intend that this paragraph constitutes a written consent to waiver of trial by jury within the meaning of California Code of Civil Procedure Section 631(d)(2).  Each party hereby authorizes and empowers the other to file this Section 26(m) and this Lease with the clerk or judge of any court of competent jurisdiction as a written consent to waiver of jury trial.

(n)   Governing Law.  This Lease shall be governed by and construed in accordance with the laws of the state in which the Premises are located.

(o)   Recording.  Tenant shall not record this Lease or any memorandum of this Lease without the prior written consent of Landlord, which consent may be withheld or denied in the sole and absolute discretion of Landlord, and any recordation by Tenant shall be a material breach of this Lease.  Tenant grants to Landlord a power of attorney to execute and record a release releasing any such recorded instrument of record that was recorded without the prior written consent of Landlord, which power of attorney is coupled with an interest and is non-revocable during the Term.

(p)   Joint and Several Liability.  If Tenant is comprised of more than one (1) party, each such party shall be jointly and severally liable for Tenant’s obligations under this Lease.  All unperformed obligations of Tenant hereunder not fully performed at the end of the Term shall survive the end of the Term, including payment obligations with respect to Rent and all obligations concerning the condition and repair of the Premises.

(q)   Financial Reports.  Within fifteen (15) days after Landlord’s request, Tenant will furnish Tenant’s most recent audited financial statements (including any notes to them) to Landlord, or, if no such audited statements have been prepared, such other financial statements (and notes to them) as may have been prepared by an independent certified public accountant or, failing those, Tenant’s internally prepared financial statements.  If Tenant is a publicly traded corporation, Tenant may satisfy its obligations hereunder by providing to Landlord Tenant’s most recent annual and quarterly reports.  Tenant will discuss its financial statements with Landlord.  Landlord will not disclose any aspect of Tenant’s financial statements except: (1) to Landlord’s Mortgagee or prospective mortgagees or purchasers of the Building; (2) to Landlord’s advisors and consultants; (3) in litigation between Landlord and Tenant; and (4) if required by court order; provided, however, that with respect to clauses (1) and (2) above, Landlord shall deliver Tenant’s financial statements to such parties on a confidential basis.  Tenant shall not be required to deliver the financial statements required under this Section 26(q) more than once in any twelve (12) month period unless requested by Landlord’s Mortgagee or a prospective buyer or lender of the Building or an Event of Default occurs.

(r)   Landlord’s Fees.  Whenever Tenant requests Landlord to take any action not required of it hereunder or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for Landlord’s reasonable, out-of-pocket costs payable to third parties and incurred by Landlord in reviewing the proposed action or consent, including reasonable attorneys’, engineers’ or architects’ fees, within thirty (30) days after Landlord’s delivery to Tenant of a statement of such costs.  Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

(s)   Telecommunications.  Tenant and its telecommunications companies, including local exchange telecommunications companies and alternative access vendor services companies, shall have no right of access to and within the Building, for the installation and operation of telecommunications systems, including voice, video, data, Internet, and any other services provided over wire, fiber optic, microwave, wireless, and any other transmission systems (“Telecommunications Services”), for part or all of Tenant’s telecommunications within the Building and from the Building to any other location without Landlord’s prior written consent, which consent shall not be unreasonably withheld.  All providers of Telecommunications Services shall be required to comply with the rules and regulations of the Building, applicable Laws and Landlord’s policies and practices for the Building.  Tenant acknowledges that Landlord shall not be required to provide or arrange for any Telecommunications Services and that Landlord shall have no liability to any Tenant Party in connection with the installation, operation or maintenance of Telecommunications Services or any equipment or facilities relating thereto.  Tenant, at its cost and for its own account, shall be solely responsible for obtaining all Telecommunications Services.

(t)   Confidentiality.  Tenant acknowledges that the terms and conditions of this Lease are to remain confidential for Landlord’s benefit, and subject to any disclosures required by applicable Laws, may not be disclosed by Tenant to anyone, by any manner or means, directly or indirectly, without Landlord’s prior written consent.  The consent by Landlord to any disclosures shall not be deemed to be a waiver  on the part of Landlord of any prohibition against any future disclosure.

(u)   Authority.  Tenant (if a corporation, partnership or other business entity) hereby represents and warrants to Landlord that Tenant is a duly formed and existing entity qualified to do business in the state in which the Premises are located, that Tenant has full right and authority to execute and deliver this Lease, and that each person signing on behalf of Tenant is authorized to do so.

(v)   Parking.  Tenant may use the number of non-designated and non-exclusive parking spaces specified in the Basic Lease Information for employee parking.  Landlord shall exercise reasonable efforts to ensure that such spaces are available to Tenant for its use, but Landlord shall not be required to enforce Tenant’s right to use the same.  In no event shall Tenant or any of Tenant’s agents, employees or invitees park or permit any parking of vehicles overnight.

(w)   List of Exhibits.  All exhibits and attachments attached hereto are incorporated herein by this reference.

Exhibit A    -      Outline of Premises
Exhibit B     -      Diagram of the Project
Exhibit C     -      Additional Rent, Taxes and Insurance
Exhibit D     -      Landlord’s Signage Criteria
Exhibit E      -      Building Rules and Regulations
Exhibit F      -      Form of Confirmation of Commencement Date Letter
Exhibit G      -      Form of Tenant Estoppel Certificate
Exhibit H      -      Hazardous Materials Disclosure Certificate
Exhibit I        -      Renewal Option

27.   USA Patriot Act and Anti-Terrorism Laws.

(a)   Tenant represents and warrants to, and covenants with, Landlord that neither Tenant nor any of its respective constituent owners or affiliates currently are, or shall be at any time during the Term hereof, in violation of any laws relating to terrorism or money laundering (collectively, the “Anti-Terrorism Laws”), including without limitation Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (the “Executive Order”) and/or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56) (the “USA Patriot Act”).

(b)   Tenant covenants with Landlord that neither Tenant nor any of its respective constituent owners or affiliates is or shall be during the Term hereof a “Prohibited Person,” which is defined as follows:  (i) a person or entity that is listed in the Annex to, or is otherwise subject to, the provisions of the Executive Order; (ii) a person or entity owned or controlled by, or acting for or on behalf of, any person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order; (iii) a person or entity with whom Landlord is prohibited from dealing with or otherwise engaging in any transaction by any Anti-Terrorism Law, including without limitation the Executive Order and the USA Patriot Act; (iv) a person or entity who commits, threatens or conspires to commit or support “terrorism” as defined in Section 3(d) of the Executive Order; (v) a person or entity that is named as a “specially designated national and blocked person” on the then-most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, http://www.treas.gov/offices/eotffc/ofac/sdn/t11sdn.pdf, or at any replacement website or other replacement official publication of such list; and (vi) a person or entity who is affiliated with a person or entity listed in items (i) through (v) above.

(c)   At any time and from time to time during the Term, Tenant shall deliver to Landlord, within ten (10) days after receipt of a written request therefor, a written certification or such other evidence reasonably acceptable to Landlord evidencing and confirming Tenant’s compliance with this Section 27.

28.   Satellite Dish.  Tenant, at Tenant’s sole cost, shall be permitted, at no additional charge to Tenant, to install a satellite dish antenna on the roof of the Building, subject to the following terms and conditions:

(a)   Installation Rights.  Subject to Tenant obtaining and maintaining all required governmental approvals, Tenant shall be permitted to install (i) a satellite dish antenna on a location on the roof of the Building as designated by Landlord in Landlord’s sole discretion, having a diameter not to exceed such size and dimensions as may be approved by Landlord in its sole discretion (the “Antenna”), as well as (ii) cabling in the Building conduits as reasonably necessary for the operation of the Antenna, all of the foregoing to be subject to the following terms and conditions (the “Antenna Installation”).  Tenant acknowledges that Landlord’s considerations in determining such approval include engineering, structural and aesthetic considerations.  All roof penetrations and roof repairs shall be performed by a duly licensed and bonded roofer approved in writing by Landlord.

(b)   Plan Submittal.  Tenant shall submit to Landlord, for Landlord’s prior written approval, which approval shall not be unreasonably withheld or delayed, complete plans and specifications for the Antenna and Antenna Installation not less than thirty (30) days prior to its estimated installation.  Tenant shall be responsible for determining the sufficiency of the roof structure to support the live and static load of the Antenna.  Tenant shall install the Antenna without voiding Landlord’s roofing bond and, if required by Landlord, Tenant shall employ the services of Landlord’s designated roofing contractor.  If required by Landlord, Tenant shall, at its own cost and expense, install catwalks to the location of the Antenna.  Within a period of thirty (30) days after Landlord has given its approval of Tenant’s aforesaid plans and specifications, Tenant shall complete the Antenna Installation.

(c)   Access to Roof.  Upon reasonable notice to Landlord, Tenant shall be permitted access to the Antenna and the roof of the Building, subsequent to the Antenna Installation and during the Term of this Lease, as necessary for the proper maintenance thereof.  Prior to the expiration (or sooner termination) of this Lease, upon reasonable notice to Landlord, Tenant shall be permitted access to the roof of the Building to remove the Antenna; provided, however, that Tenant, at Tenant’s sole cost and expense, shall repair any damage related thereto and shall restore the roof to the same condition as existed prior to the Antenna Installation, ordinary wear and tear excepted.

(d)   No Impedance.  Under no circumstances will Tenant permit the operation of the Antenna to interfere with or otherwise impede the operations of any other communication, electronic transmission or other similar system operating in, to or from the Project; and, in the event operation of Tenant’s Antenna does so interfere with or otherwise impede any other communication, transmission or similar system and Tenant fails to remove the Antenna or otherwise abate such interference or impedance within five (5) days of receipt of written notice thereof from Landlord, then Landlord shall be permitted to remove the Antenna, at Tenant’s sole cost and expense, as if the Term of the Lease had expired.

(e)   For Use Only by Tenant.  Under no circumstances shall Tenant use the Antenna and Antenna Installation for any purpose other than Tenant’s ordinary business use in furtherance of the Permitted Use, for the sole benefit of Tenant.  In clarification and not limitation of the immediately preceding sentence, Tenant shall not “re-sell” or lease, sublease, license or otherwise permit the use of all or any portion of the signals or bandwidth or other electromagnetic emissions from or to the Antenna, by any other tenant in the Project or by any other party or person whatsoever (other than Tenant), unless so permitted by Landlord in its sole and absolute discretion.

29.   Disclaimer.  LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT’S INTENDED COMMERCIAL PURPOSE, AND TENANT’S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, DEMAND, SETOFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

This Lease is executed on the respective dates set forth below, but for reference purposes, this Lease shall be dated as of the date first above written.  If the execution date is left blank, this Lease shall be deemed executed as of the date first written above.

LANDLORD:	PARKWAY COMMERCE CENTER, LLC, a Hawaii limited liability company

	By:	Invesco Advisers, Inc., its Manager

By: _________________________________ Name: _______________________________ Title: ________________________________

Execution Date:_____________________, 2012

TENANT:	PARAMETRIC SOUND CORPORATION, a Nevada corporation

By: /s/ ELWOOD G. NORRIS Name: Elwood G. Norris Title: President By: /s/ JAMES A BARNES Name: James A Barnes Title: Secretary Execution Date:__May 21_, 2012

[If Tenant is a corporation, Tenant should have one officer from each of the following categories sign for Tenant: (a) a president, vice president or chairman of the board and (b) a secretary, assistant secretary, chief financial officer or assistant treasurer (unless the Lease is returned accompanied by a corporate resolution identifying a single authorized signatory).]

EXHIBIT A

OUTLINE OF PREMISES

PARKWAY COMMERCE CENTER

DANIELSON STREET
13651
A
15,411 SF
B
C
21,396 SF
D
E
F
G
14,264 SF
13691
A
8,707 SF
5,837 SF
B
C
5,837 SF
5,837 SF
D
E
11,674F
F
13771
A B C D E F G H I J K L
2,096 SF
2,140 SF
2,140 SF
2,140 SF
1,915 SF
1,950 SF
1,950 SF
1,950 SF
4,280 SF
3,458 SF
3,380 SF
13741
5,967 SF
2,830 SF
2,830 SF
2,830 SF
2,830 SF
2,830 SF
5,660 SF
2,830 SF
3,073 SF
A B C D E F G H I J K
SCRIPPS POWAY PARKWAY

* Premises in shaded in red

A-1

EXHIBIT B

DIAGRAM OF THE PROJECT

PARKWAY COMMERCE CENTER

DANIELSON STREET
13651
13691
13771
13741
SCRIPPS POWAY PARKWAY

B-1

EXHIBIT C

ADDITIONAL RENT, TAXES, AND INSURANCE

1.   Additional Rent.  Tenant shall pay to Landlord Tenant’s Proportionate Share of the annual Common Area Maintenance Costs (defined below) in the Project (“Additional Rent”).  Landlord may make a good faith estimate of the Additional Rent to be due by Tenant for any calendar year or part thereof during the Term.  During each calendar year or partial calendar year of the Term, Tenant shall pay to Landlord, in advance concurrently with each monthly installment of Base Rent, an amount equal to the estimated Additional Rent for such calendar year or part thereof divided by the number of months therein.  From time to time, Landlord may estimate and re-estimate the Additional Rent to be due by Tenant and deliver a copy of the estimate or re-estimate to Tenant.  Thereafter, the monthly installments of Additional Rent payable by Tenant shall be appropriately adjusted in accordance with the estimations so that, by the end of the calendar year in question, Tenant shall have paid all of the Additional Rent as estimated by Landlord.  Any amounts paid based on such an estimate shall be subject to adjustment as herein provided when actual Common Area Maintenance Costs are available for each calendar year.

2.   Common Area Maintenance Costs.  The term “Common Area Maintenance Costs” shall mean all costs and disbursements (subject to the limitations set forth below) that Landlord incurs in connection with the ownership, operation, maintenance, repair and replacement of the Project determined in accordance with sound accounting principles consistently applied, including the following costs:  (a) wages and salaries of all on-site employees at or below the grade of senior building manager engaged in the management, operation, maintenance or repair of the Project or the control of access thereto (in each case together with Landlord’s reasonable allocation of expenses of off-site employees at or below the grade of senior building manager who perform a portion of their services in connection with the operation, maintenance or repair of the Project or the control of access thereto), including taxes, insurance and benefits relating thereto; (b) all supplies and materials used in the operation, maintenance, repair or replacement of the Project or the control of access thereto (including the Common Areas); (c) costs for improvements made to the Project, whether prior to or during Tenant’s tenancy in the Premises, which, although capital in nature, are (i) expected to reduce the normal Common Area Maintenance Costs (including all utility costs) of the Project as amortized using a commercially reasonable interest rate over the time period reasonably estimated by Landlord to recover the costs thereof taking into consideration the anticipated cost savings, as determined by Landlord using its good faith, commercially reasonable judgment, as well as (ii) improvements made in order to comply with any Law hereafter promulgated by any governmental authority or any interpretation hereafter rendered with respect to any existing Law, as amortized using a commercially reasonable interest rate over the useful economic life of such improvements as determined by Landlord in its reasonable discretion, as well as (iii) improvements made to improve the health, safety and welfare of the Building and its occupants, as amortized using a commercially reasonable interest rate over the useful economic life of such improvements as determined by Landlord in its reasonable discretion, as well as (iv) property repairs or replacements which provide a functional benefit for Tenant and the other tenants of the Project for the duration of their respective lease terms, as amortized using a commercially reasonable interest rate over the useful economic life of such repairs or replacements as determined by Landlord in its reasonable discretion; (d) cost of all utilities used in the Common Areas; (e) repairs, replacements and general maintenance of the Project; (f) fair market rental and other costs with respect to the management office for the Building or the Project, if any; and (g) service, maintenance and management contracts with independent contractors for the operation, maintenance, management, repair or replacement of the Project or the control of access thereto, in each case including the Common Areas.  If the Building is part of a Project, Common Area Maintenance Costs may be prorated among the Building and the other buildings of the Project, as reasonably determined by Landlord.

C-1

 Common Area Maintenance Costs shall not include costs for:  (1) repair, replacements and general maintenance paid by proceeds of insurance or by Tenant or other third parties; (2) interest, amortization or other payments on loans to Landlord; (3) depreciation; (4) leasing commissions; (5) legal expenses for services, other than those that benefit the Project tenants, as applicable (e.g., tax disputes); (6) renovating or otherwise improving space for leased premises of the Project, as applicable or vacant space in the Project; (7) Taxes and Insurance which are paid separately pursuant to Sections 3 and 4 below; and (8) federal income taxes imposed on or measured by the income of Landlord from the operation of the Project.

3.   Taxes.  Tenant shall also pay Tenant’s Proportionate Share of Taxes for each year and partial year falling within the Term.  Tenant shall pay Tenant’s Proportionate Share of Taxes in the same manner as provided above for Tenant’s Proportionate Share of Common Area Maintenance Costs.  “Taxes” shall mean taxes, assessments, and governmental charges or fees whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments (including non-governmental assessments for common charges under a restrictive covenant or other private agreement that are not treated as part of Common Area Maintenance Costs) now or hereafter attributable to the Project (or its operation), excluding, however, penalties and interest thereon and federal and state taxes on income (if the present method of taxation changes so that in lieu of or in addition to the whole or any part of any Taxes, there is levied on Landlord a capital tax directly on the rents received therefrom or a franchise tax, assessment, or charge based, in whole or in part, upon such rents for the Project, then all such taxes, assessments, or charges, or the part thereof so based, shall be deemed to be included within the term “Taxes” for purposes hereof).  Taxes shall include the costs of consultants retained in an effort to lower taxes and all costs incurred in disputing any taxes or in seeking to lower the tax valuation of the Project.  For property tax purposes, to the extent allowed by Law, Tenant waives all rights to protest or appeal the appraised value of the Premises, as well as the Project, and all rights to receive notices of reappraisement.

4.   Insurance.  Tenant shall pay Tenant’s Proportionate Share of Insurance for each year and partial year falling within the Term.  Tenant shall pay Tenant’s Proportionate Share of Insurance in the same manner as provided above for Tenant’s Proportionate Share of  Common Area Maintenance Costs.  “Insurance” shall mean property, liability and other insurance coverages carried by Landlord, including without limitation deductibles and risk retention programs and an allocation of a portion of the cost of blanket insurance policies maintained by Landlord and/or its affiliates.

5.   Common Area Maintenance, Tax and Insurance Statement.  By May 1 of each calendar year, or as soon thereafter as practicable, Landlord shall furnish to Tenant a statement of Common Area Maintenance Costs, Taxes and Insurance for the previous year (the “Common Area Maintenance, Tax and Insurance Statement”).  If Tenant’s estimated payments of Common Area Maintenance or Taxes or Insurance under this Exhibit C for the year covered by the Common Area Maintenance Costs, Tax and Insurance Statement exceed Tenant’s share of such items as indicated in the Common Area Maintenance, Tax and Insurance Statement, then Landlord shall promptly credit or reimburse Tenant for such excess; likewise, if Tenant’s estimated payments of Common Area Maintenance, Taxes and Insurance under this Exhibit C for such year are less than Tenant’s share of such items as indicated in the Common Area Maintenance, Tax and Insurance Statement, then Tenant shall promptly pay Landlord such deficiency, notwithstanding that the Term has expired and Tenant has vacated the Premises.  Landlord shall have the same remedies for a default in the payment of Tenant’s Proportionate Share of Common Area Maintenance Costs, Taxes and Insurance as for a default in the payment of Base Rent.

C-2

EXHIBIT D

PARKWAY COMMERCE CENTER SIGNAGE CRITERIA

OBJECTIVE:  The purpose of this Sign Program is to provide design standards, restrictions and specifications that assure consistency in quality, materials, sizes, placements, uses and configurations for tenant signs throughout Parkway Commerce Center (“Center”) and that conform to City of Poway Sign Ordinances, design guidelines and other applicable codes (hereinafter “City Codes”).

A.    GENERAL RULES & REGULATIONS:

1.   PRIOR TO SIGN FABRICATION, TENANT SHALL FIRST OBTAIN LANDLORD’S WRITTEN APPROVAL AND THEN OBTAIN A SIGN PERMIT FROM THE CITY OF POWAY.  Landlord has the discretionary authority to deny approval for any submittal which does not comply with city codes or these Rules & Regulations.

2.    Each Tenant is required to have at least one primary identification wall sign over the main entrance to Tenant’s suite within thirty (30) days of occupancy under its Lease.

3.    All signs shall conform to the requirements of applicable City of Poway sign regulations, design guidelines, building and electrical codes, and these rules and regulations.

4.    Tenant shall pay for its wall and door sign(s), required approvals and permits from agencies requiring approval, and their installation and maintenance.  Tenant shall indemnify and hold Landlord harmless from any claims resulting from non-payment, liability for damages, violation of applicable laws or any other claims resulting from Tenant’s fabrication, installation, maintenance and/or use of signs on or around the Center.

5.    All signs must be of excellent quality and workmanship.  Landlord reserves the right in its sole discretion to reject any signage submittal judged to be non-conforming or any completed sign which is considered by Landlord to be below the Center’s standard for quality and workmanship.

6.    All signs shall be fabricated and installed by an Approved Sign Contractor (“Approved Sign Contractor”) as noted below.  Approved Sign Contractor shall provide all necessary fastening and bracing to securely install sign (for wind loads, etc.).  Penetrations through walls shall be flashed or sealed by the Approved Sign Contractor.

7.    Immediately upon the earlier of Lease termination or Tenant’s vacation of the Premises, all of Tenant’s signs shall be removed by an Approved Sign Contractor at Tenant’s expense and the surface of the signage area(s) repainted and restored to the same condition as when Tenant’s sign(s) were first installed.

8.    For Landlord’s signage approval, each submission shall include three (3) scaled drawings of the following:  Elevation of Tenant’s storefront showing all proposed sign(s) indicating sign type, design, location, size and layout of sign drawn to scale and indicating dimensions, attachment devices and construction details, colors, materials, etc.

9.    No animated, moving, rotating, flashing or audible signs, exposed tubing or lamps, exposed raceways, crossovers, conduits, transformers, etc. shall be permitted.  Also prohibited are roof-mounted signs; signs which extend above the roof parapet; vehicle signs parked at the Center for the purpose of identifying a business, service, or product; statuary; and outside light bulb strings. Signs which may be approved in writing in advance by Landlord, provided city codes are observed, include special event signs and items such as balloons or other inflatable devices, pennants, flags, streamers, sandwich boards, search lights, beacons, etc.

10.    Following written approval of proposed signage by Landlord, applications for all permits for fabrication and installation by an Approved Sign Contractor may be submitted by Tenant to the City of Poway unless exempt from permit requirements.

11.    Fabrication and installation of all signs shall be performed in accordance with these Rules & Regulations and the final plans and working drawings approved in writing by Landlord and/or the City of Poway.

TENANT’S FAILURE TO COMPLY WITH CITY CODES, THE RULES AND REGULATIONS HEREIN, AND PARTICULARLY THE FAILURE TO OBTAIN LANDLORD’S PRIOR WRITTEN APPROVAL FOR ALL SIGN(S) INSTALLED OR USED AT THE CENTER BY TENANT, SHALL BE A MATERIAL DEFAULT BY TENANT UNDER THE LEASE AND SHALL RESULT, AT LANDLORD’S OPTION, IN REMOVAL OF ANY SUCH SIGN(S) BY LANDLORD WITH THE REASONABLE COST THEREOF BILLED TO TENANT FOR PAYMENT WITHIN TEN (10) DAYS.

B.    APPROVED SIGN TYPES, MATERIALS, SIZES & LOCATIONS:

1.    SIGN TYPE “A”:  REQUIRED PRIMARY IDENTIFICATION WALL SIGN PROVIDED BY TENANT FOR BUILDINGS 1 (13651 DANIELSON), 2 (13691 DANIELSON), 3 (13741 DANIELSON), AND 4 (13771 DANIELSON):

a.    Sign copy shall be limited to identification of business and identifying logo.

b.    Sign area location is centered within the rectangular area formed by glass panels, concrete panel joints, or concrete reveals as the sides and top and bottom horizontal concrete reveals located over each business’s main entry.  For Buildings 1 and 2, the bottom and top reveals are between 11’8” and 18’8” respectively above finished floor.  For Buildings 3 and 4 the bottom and top horizontal reveals are between 11’8” and 19’8” respectively above finished floor.

c.    The maximum number of wall signs shall be one per street frontage and/or main parking lot, not to exceed two (2) per business unless the business entirely occupies Building 1 or 2, in which case it may have three (3) wall signs.

d.    The maximum sign area shall be limited to four percent (4%) of the building face, not to exceed 100 square feet.  To determine the “building face” area, multiply the width of the rental space exterior wall by the height of the exterior wall (28’ for Buildings 1 and 2, 22’ for Buildings 3 and 4).  For example, the “building face” of Building 3, Suite C, is 32’ W X 22’ H or 704 square feet thus the allowable wall sign area is 4% or 28 square feet.

e.    Maximum letter height shall not exceed 36 inches nor be less than 8 inches.  The wall sign must comprise at least 80% of the maximum allowable area.

f.    The maximum length of the sign shall not exceed 24’ and not extend closer than 18” from each side of the rectangular area described above. Not more than two (2) rows of copy are permitted and overall vertical height shall not exceed three (3) feet.

g.    Letter font style for sign copy shall be Optima Semi Bold.

h.   Sign Colors:

1.    All sign copy shall have “Black” returns (sides).

2.    For the face color of all sign copy for any one tenant’s sign, the tenant may select one of the following:

	Painted Surface	Plexi-glass
a.	“Red” Pantone 187C	#2283 Red
b.	“White” Frazee 00 I White	#W7328 White
c.	“Blue” Pantone 288C	#2114 Blue
d.	“Gray” Frazee 85350 (Wayfarer Gray)	#Not Available

3.    Logos may consist of alternative font styles and color(s).

4.    All painted surfaces shall utilize a “satin” finish.

i.    Nationally known tenants may request a deviation from the approved font style and sign color.

j.   Illuminated Signs:

1.    For signs directly facing Scripps Poway Parkway, only on the south sides of Buildings 1, 2, 3 and 4, tenants may use internally-lighted, individual-channel letters and logos provided all other requirements of this Comprehensive Sign Program are observed.

2.    For wall signs anywhere within the Project, external flood lighting may be directed at signs provided the fixtures and wiring are concealed behind the metal canopies over tenant entrances.

k.    Non-illuminated signs shall be constructed of foam or plastic only, one-half to one and a half inches thick, and attached with silicon adhesive only.

2.    SIGN TYPE “B”:  OPTIONAL MAIN ENTRY DOOR SIGNAGE PROVIDED BY TENANT

a.    Tenant may elect to place permanent signage on its main entry door not exceeding 12 square feet per business frontage and limited to the business name, service or use, hours of operation, address and emergency information.

b.    Copy shall consist of white vinyl cutout letters using Helvetica Bold typeface only.

3.    SIGN TYPE “C”:  OPTIONAL DELIVERY ENTRANCE SIGN(S) PROVIDED BY TENANT

a.    Tenant may identify its rear personnel or service door(s) for delivery and emergency purposes.  Such signs shall be affixed to the Tenant’s service door and shall not exceed two square feet in sign face area.  Sign shall consist of Tenant’s name and suite letter and shall be made of white vinyl cutout letters in Helvetica Bold typeface only.

4.    SIGN TYPE “D”:  BUSINESS DIRECTORY SIGN PROVIDED BY TENANT

a.           These signs shall consist of the business name only (no logos) attached to each side of the driveway entrance directory for the building in which Tenant is located.

b.           Materials shall consist of cutout vinyl letters on metal strips.

c.           Letter height shall be 2”.  Maximum length is 30”.  Not more than one (l) row of copy is permitted.

5.           PROHIBITED SIGNS/SPECIAL EVENT SIGNAGE:

a.           All signage other than Sign Types A-D above is specifically prohibited and shall not be placed anywhere on the exterior of Tenant’s premises nor be visible from the interior thereof.

b.           Provided they are approved and permitted pursuant to city codes, temporary or special event signage, flags, banners, balloons, searchlights, and the like may be allowed with Landlord’s prior written approval.

EXHIBIT E

BUILDING RULES AND REGULATIONS

The following rules and regulations shall apply to the Premises, the Building, the Parking Area, and the appurtenances thereto:

1.   Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be obstructed by tenants or used by any tenant for purposes other than ingress and egress to and from their respective leased premises and for going from one to another part of the Building.

2.   Plumbing, fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or deposited therein.  Damage resulting to any such fixtures or appliances from misuse by a tenant or its agents, employees or invitees, shall be paid by such tenant.

3.   No signs, advertisements or notices (other than those that are not visible outside the Premises) shall be painted or affixed on or to any windows or doors or other part of the Building without the prior written consent of Landlord.

4.   Landlord shall provide all door locks to the Premises, at the cost of Tenant, and Tenant shall not place any additional door locks in the Premises without Landlord’s prior written consent.  Landlord shall furnish to Tenant a reasonable number of keys to the Premises, at Tenant’s cost, and Tenant shall not make duplicates thereof.

5.   If the Building is multi-tenant, movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any bulky material, merchandise or materials which require use of elevators or stairways, or movement through the Building entrances or lobby shall be conducted under Landlord’s supervision at such times and in such a manner as Landlord may reasonably require.  Each tenant assumes all risks of and shall be liable for all damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for such tenant.

6.   Landlord may prescribe weight limitations and determine the locations for safes and other heavy equipment or items, which shall in all cases be placed in the Building so as to distribute weight in a manner acceptable to Landlord which may include the use of such supporting devices as Landlord may require.  All damages to the Building caused by the installation or removal of any property of a tenant, or done by a tenant’s property while in the Building, shall be repaired at the expense of such tenant.

7.   Corridor doors, when not in use, shall be kept closed.  Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways.  No birds or animals (other than seeing-eye dogs) shall be brought into or kept in, on or about the Premises.  No portion of the Premises shall at any time be used or occupied as sleeping or lodging quarters.

E-1

8.   Tenant shall not make or permit any vibration or improper, objectionable or unpleasant noises or odors in the Building or otherwise interfere in any way with other tenants or persons having business with them.

9.   No machinery of any kind (other than normal office equipment) shall be operated by Tenant on the Premises without Landlord’s prior written consent, nor shall Tenant use or keep in the Building any flammable or explosive fluid or substance (other than typical office supplies [e.g., photocopier toner] used in compliance with all Laws).

10.   Landlord will not be responsible for lost or stolen personal property, money or jewelry from tenant’s leased premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not.

11.   No vending or dispensing machines of any kind may be maintained in the Premises without the prior written permission of Landlord, other than those used for Tenant’s employees.

12.   Tenant shall not conduct any activity on or about the Premises or the Building or the Project that is disreputable or which may draw pickets, demonstrators, or the like.

13.   All vehicles are to be currently licensed, in good operating condition, parked for business purposes having to do with Tenant’s business operated in the Premises, parked within designated parking spaces, one vehicle to each space.  No vehicle shall be parked as a “billboard” vehicle in the Parking Area.  Any vehicle parked improperly may be towed away.  Tenant, Tenant’s agents, employees, vendors and customers who do not operate or park their vehicles as required shall subject the vehicle to being towed at the expense of the owner or driver.  Landlord may place a “boot” on the vehicle to immobilize it and may levy a charge of $50.00 to remove the “boot.”  Tenant shall indemnify, hold and save harmless Landlord of any liability arising from the towing or booting of any vehicles belonging to a Tenant Party.

14.   Tenant may not enter into phone rooms, electrical rooms, mechanical rooms, or other service areas of the Building or the Project unless accompanied by Landlord or the Project manager.

15.   Tenant shall not permit its employees, invitees or guests to smoke in the Premises or the lobbies, passages, corridors, elevators, vending rooms, rest rooms, stairways or any other area shared in common with other tenants in the Building.  Nor shall Tenant permit its employees, invitees, or guests to loiter at the Building entrances for the purposes of smoking.  Landlord may, but shall not be required to, designate an area for smoking outside the Building.

16.   Canvassing, soliciting or peddling in or about the Premises or the Project is prohibited and Tenant shall cooperate to prevent same.

17.   Tenant shall not advertise for temporary laborers giving the Premises or the Project as an address, nor pay such laborers at a location in the Premises or the Project.

18.   Tenant shall park trailers and other oversized vehicles only in areas designated by Landlord for the parking of trailers or oversized vehicles.

19.   Tenant shall not utilize the Premises or the Project for outside storage except with the written consent of Landlord.  The prohibition against outside storage includes, but is not limited to, equipment, materials, vehicles, campers, trailers, boats, barrels, pallets, and trash (other than in containers provided by commercial trash collectors which are picked up on a regularly scheduled basis).

E-2

EXHIBIT F

CONFIRMATION OF COMMENCEMENT DATE

______________, 2012

__________________________

__________________________

__________________________

__________________________

Re:
Lease Agreement (the “Lease”) dated as of May 18, 2012, between Parkway Commerce Center, LLC, a Hawaii limited liability company (“Landlord”), and Parametric Sound Corporation, a Nevada corporation (“Tenant”).  Capitalized terms used herein but not defined shall be given the meanings assigned to them in the Lease.

Ladies and Gentlemen:

1.   Condition of Premises.  Tenant has accepted possession of the Premises pursuant to the Lease.  Any improvements required by the terms of the Lease to be made by Landlord have been completed to the full and complete satisfaction of Tenant in all respects except for the punchlist items described on Exhibit A hereto (the “Punchlist Items”), and except for such Punchlist Items, Landlord has fulfilled all of its duties under the Lease with respect to such initial tenant improvements.  Furthermore, Tenant acknowledges that the Premises are suitable for the Permitted Use.

2.   Commencement Date.  The Commencement Date of the Lease is __________, 2012.

3.   Expiration Date.  The Term is scheduled to expire on the last day of the 39th full calendar month of the Term, which date is ______________, 201__.

4.   Contact Person.  Tenant’s contact person in the Premises is:

_______________________________
_______________________________
_______________________________
Attention: _______________________
Telephone: ______________________
Facsimile: _______________________

5.   Ratification.  Tenant hereby ratifies and confirms its obligations under the Lease, and represents and warrants to Landlord that it has no defenses thereto.  Additionally, Tenant further confirms and ratifies that, as of the date hereof, (a) the Lease is and remains in good standing and in full force and effect, and (b) Tenant has no claims, counterclaims, set-offs or defenses against Landlord arising out of the Lease or in any way relating thereto or arising out of any other transaction between Landlord and Tenant.

6.   Binding Effect; Governing Law.  Except as modified hereby, the Lease shall remain in full effect and this letter shall be binding upon Landlord and Tenant and their respective successors and assigns.  If any inconsistency exists or arises between the terms of this letter and the terms of the Lease, the terms of this letter shall prevail.  This letter shall be governed by the laws of the state in which the Premises are located.

Please indicate your agreement to the above matters by signing this letter in the space indicated below and returning an executed original to us.

Sincerely, [Property Manager] , a _____________________________________ By: ____________________________________ Name: __________________________________ Title: ___________________________________

Agreed and accepted:

PARAMETRIC SOUND CORPORATION,
a Nevada corporation

By: ____________________________________
Name: __________________________________
Title: ___________________________________

EXHIBIT A

PUNCHLIST ITEMS

Please insert any punchlist items that remain to be performed by Landlord.  If no items are listed below by Tenant, none shall be deemed to exist.

EXHIBIT G

FORM OF TENANT ESTOPPEL CERTIFICATE

The undersigned is the Tenant under the Lease (defined below) between Parkway Commerce Center, LLC, a Hawaii limited liability company, as Landlord, and the undersigned as Tenant, for the Premises in the industrial building located at 13771 Danielson Street, Poway, California and hereby certifies as follows:

1.   The Lease consists of the original Lease Agreement dated as of May 18, 2012 between Tenant and Landlord[’s predecessor-in-interest] and the following amendments or modifications thereto (if none, please state “none”): _________________________________________________________.

 The documents listed above are herein collectively referred to as the “Lease” and represent the entire agreement between the parties with respect to the Premises.  All capitalized terms used herein but not defined shall be given the meaning assigned to them in the Lease.

2.   The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Section 1 above.

3.   The Term commenced on __________________, 2012, and the Term expires, excluding any renewal options, on ________________, 201_, and Tenant has no option to purchase all or any part of the Premises or the Building or, except as expressly set forth in the Lease, any option to terminate or cancel the Lease.

4.   Tenant currently occupies the Premises described in the Lease and Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows (if none, please state “none”):___________________________________________________.

5.   All monthly installments of Base Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through ______________, 201__.  The current monthly installment of Base Rent is $______________.

6.   All conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder.  In addition, Tenant has not delivered any notice to Landlord regarding a default by Landlord thereunder.

7.   As of the date hereof, there are no existing defenses or offsets, or, to the undersigned’s knowledge, claims or any basis for a claim, that the undersigned has against Landlord and no event has occurred and no condition exists, which, with the giving of notice or the passage of time, or both, will constitute a default under the Lease.

8.   No rental has been paid more than 30 days in advance and no security deposit has been delivered to Landlord except as provided in the Lease.

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9.   If Tenant is a corporation, partnership or other business entity, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the state in which the Premises are located and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

10.   There are no actions pending against Tenant under any bankruptcy or similar laws of the United States or any state.

11.   Other than as approved by Landlord in writing and used in compliance with all applicable laws and incidental to the ordinary course of the use of the Premises, the undersigned has not used or stored any hazardous substances in the Premises.

12.   All tenant improvement work to be performed by Landlord under the Lease has been completed in accordance with the Lease and has been accepted by the undersigned and all reimbursements and allowances due to the undersigned under the Lease in connection with any tenant improvement work have been paid in full.

Tenant acknowledges that this Estoppel Certificate may be delivered to Landlord, Landlord’s Mortgagee or to a prospective mortgagee or prospective purchaser, and their respective successors and assigns, and acknowledges that Landlord, Landlord’s Mortgagee and/or such prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in disbursing loan advances or making a new loan or acquiring the property of which the Premises are a part and that receipt by it of this certificate is a condition of disbursing loan advances or making such loan or acquiring such property.

Executed as of _______________, 201__.

TENANT:	PARAMETRIC SOUND CORPORATION, a Nevada corporation By:________________________________ Name:______________________________ Title:_______________________________

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EXHIBIT H

HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE

Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease with you as Tenant.  After a lease is executed by you and Landlord (the “Lease”), on an annual basis in accordance with the provisions of Section 25(a) of the Lease, you are to provide an update to the information initially provided by you in this Certificate.  The information contained in the initial Hazardous Materials Disclosure Certificate and each annual Certificate provided by you thereafter will be maintained in confidence by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the Project in which the Premises are located, (iii) Landlord to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees or ordinances, including, without limitation, court orders or subpoenas.  Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the Lease.  Any questions regarding this Certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord:	Parkway Commerce Center, LLC c/o CBRE, Inc. 4365 Executive Drive, #1600 San Diego, CA 92121 Attention: Property Manager Telephone: (858) 546-4600

Name of (Prospective) Tenant:  Parametric Sound Corporation, a Nevada corporation

Mailing Address:_______________________________________________________________________________________________

Contact Person, Title and Telephone Number(s):__________________________________________________________________________

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):_____________________________________________________________________________

Address of (Prospective) Premises:  Suite L, 13771 Danielson Street, Poway, California

Length of (Prospective) Initial Term:  Approximately thirty-nine (39) months

1.           General Information:

Describe the initial proposed operations to take place in, on or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted.  Existing tenants should describe any proposed changes to on-going operations. ______________________________________________

2.           Use, Storage and Disposal of Hazardous Materials

2.1
Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises?  Existing tenants should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

Wastes                                 Yes [    ]           No [    ]
Chemical Products              Yes [    ]           No [    ]
Other                                     Yes [    ]           No [    ]

If Yes is marked, please explain:

2.2
If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors.  Existing tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year’s certificate.

3.           Storage Tanks and Sumps

3.1
Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises?  Existing tenants should describe any such actual or proposed activities.

Yes [    ]           No [    ]

If Yes, please explain:_____________________________________________________________________________________________________________

4.           Waste Management

4.1	Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing tenants should describe any additional identification numbers issued since the previous certificate.

Yes [    ]           No [    ]

If Yes, provide the number(s):____________________________________________________________________________________

4.2	Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing tenants should describe any new reports filed.

Yes [    ]           No [    ]

If Yes, attach a copy of the most recent report filed.

5.           Wastewater Treatment and Discharge

5.1           Will your company discharge wastewater or other wastes to:

________ storm drain?                  _________ sewer?
________ surface water?              _________ no wastewater or other wastes discharged.

Existing tenants should indicate any actual discharges.  If so, describe the nature of any proposed or actual discharge(s).

5.2           Will any such wastewater or waste be treated before discharge?

Yes [    ]           No [    ]

If Yes, describe the type of treatment proposed to be conducted.  Existing tenants should describe the actual treatment conducted.

6.           Air Discharges

6.1
Do you plan for any air filtration systems or stacks to be used in your company’s operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored?  Existing tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

Yes [    ]           No [    ]

If Yes, please describe:______________________________________________________________________________________________

6.2
Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit?  Existing tenants should specify any such equipment being operated in, on or about the Premises.

_______ Spray booth(s)                      _______ Incinerator(s)
_______ Dip tank(s)                             _______ Other (please describe)
_______ Drying oven(s)                      _______ No Equipment Requiring Air Permits

If Yes, please describe:

7.           Hazardous Materials Disclosures

7.1
Has your company prepared or will it be required to prepare a Hazardous Materials management plan (“Management Plan”) pursuant to Fire Department or other governmental or regulatory agencies’ requirements?  Existing tenants should indicate whether or not a Management Plan is required and has been prepared.

Yes [    ]           No [    ]

If Yes, attach a copy of the Management Plan.  Existing tenants should attach a copy of any required updates to the Management Plan.

7.2
Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations, in on or about the Premises regulated under Proposition 65?  Existing tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

Yes [    ]           No [    ]

If Yes, please explain:______________________________________________________________________________________________

8.           Enforcement Actions and Complaints

8.1
With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations?  Existing tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

Yes [    ]           No [    ]

If Yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents.  Existing tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of Section 25(a) of the signed Lease. ___________________________________________________________________________________________

8.2	Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

Yes [    ]           No [    ]

If Yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord.  Existing tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Section 25(a) of the Lease. __________________________________________________________________________________________

8.3
Have there been any problems or complaints from adjacent tenants, owners or other neighbors at your company’s current facility(ies) with regard to environmental or health and safety concerns?  Existing tenants should indicate whether or not there have been any such problems or complaints from adjacent tenants, owners or other neighbors at, about or near the Premises.

Yes [    ]           No [    ]

If Yes, please describe.  Existing tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the Lease. ________________________________________________________________________________________________

9.           Permits and Licenses

9.1
Attach copies of all Hazardous Materials permits and licenses including a Transporter Permit number issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals.  Existing tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Section 25(a) of the Lease; and (C) that Tenant shall have and retain full and complete responsibility and liability with respect to any of the Hazardous Materials disclosed in the HazMat Certificate notwithstanding Landlord’s/Tenant’s receipt and/or approval of such Certificate.  Tenant further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Tenant from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, including, without limitation, Tenant’s indemnification of the Indemnitees and compliance with all Environmental Laws, or (b) imposing upon Landlord, directly or indirectly, any duty or liability with respect to any such Hazardous Materials, including, without limitation, any duty on Landlord to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Tenant is in compliance with all Environmental Laws: (i) the delivery of such Certificate to Landlord and/or Landlord’s acceptance of such Certificate, (ii) Landlord’s review and approval of such Certificate, (iii) Landlord’s failure to obtain such Certificate from Tenant at any time, or (iv) Landlord’s actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, disposed of or transported on or about the Premises by Tenant or Tenant’s representatives.  Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Landlord and its partners, lenders, agents and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease and the continuance thereof throughout the Term of the Lease, and any renewals thereof.

I, (print name) ____________________________, acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this Certificate is true and correct.

(Prospective) Tenant:

PARAMETRIC SOUND CORPORATION,
a Nevada corporation

By:_____________________________________
Name:___________________________________
Title:____________________________________
Date:____________________________________

EXHIBIT I

RENEWAL OPTION

If Tenant has not committed an Event of Default at any time during the Term, and Tenant  is occupying the entire Premises at the time of such election, Tenant may renew this Lease for one (1) additional period of five (5) years, by delivering written notice of the exercise thereof to Landlord not earlier than twelve (12) months nor later than six (6) months before the expiration of the Term.  The Base Rent payable for each month during such extended Term shall be the prevailing rental rate (the “Prevailing Rental Rate”), at the commencement of such extended Term, for renewals of space in the Project of equivalent quality, size, utility and location, with the length of the extended Term and the credit standing of Tenant to be taken into account; provided, however, that in no event shall the Base Rent rate during the extended Term be less than the fully escalated Base Rent rate being paid by Tenant during the last full calendar month of the initial Term of this Lease.  Within thirty (30) days after receipt of Tenant’s notice to renew, Landlord shall deliver to Tenant written notice of the Prevailing Rental Rate and shall advise Tenant of the required adjustment to Base Rent, if any, and the other terms and conditions offered.  Tenant shall, within ten (10) days after receipt of Landlord’s notice, notify Landlord in writing whether Tenant accepts or rejects Landlord’s determination of the Prevailing Rental Rate.  If Tenant timely notifies Landlord that Tenant accepts Landlord’s determination of the Prevailing Rental Rate, then, on or before the commencement date of the extended Term, Landlord and Tenant shall execute an amendment to this Lease extending the Term on the same terms provided in this Lease, except as follows:

(a)    Base Rent shall be adjusted to the Prevailing Rental Rate;

(b)    Tenant shall have no further renewal option unless expressly granted by Landlord in writing; and

(c)    Landlord shall lease to Tenant the Premises in their then-current condition, and Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements.

If Tenant rejects Landlord’s determination of the Prevailing Rental Rate, or fails to timely notify Landlord in writing that Tenant accepts or rejects Landlord’s determination of the Prevailing Rental Rate, time being of the essence with respect thereto, Tenant’s rights under this Exhibit shall terminate and Tenant shall have no right to renew this Lease.

Tenant’s rights under this Exhibit shall terminate if (1) this Lease or Tenant’s right to possession of the Premises is terminated, (2) Tenant assigns any of its interest in this Lease or sublets any portion of the Premises, (3) Tenant fails to timely exercise its option under this Exhibit, time being of the essence with respect to Tenant’s exercise thereof, or (4) Landlord determines, in its sole but reasonable discretion, that Tenant’s financial condition or creditworthiness has materially deteriorated since the date of this Lease.

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